                             THE VANTAGEPOINT FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

    ACTIVELY MANAGED FUNDS                       MODEL PORTFOLIO FUNDS
       Money Market Fund                 Model Portfolio Savings Oriented Fund
Short-Term Bond Fund (formerly          Model Portfolio Conservative Growth Fund
the Income Preservation Fund)           Model Portfolio Traditional Growth Fund
 US Government Securities Fund           Model Portfolio Long-Term Growth Fund
     Asset Allocation Fund               Model Portfolio All-Equity Growth Fund
      Equity Income Fund                            MILESTONE FUNDS
     Growth & Income Fund                   Milestone Retirement Income Fund
          Growth Fund                             Milestone 2010 Fund
 Aggressive Opportunities Fund                    Milestone 2015 Fund
      International Fund                          Milestone 2020 Fund
          INDEX FUNDS                             Milestone 2025 Fund
     Core Bond Index Fund                         Milestone 2030 Fund
     500 Stock Index Fund                         Milestone 2035 Fund
    Broad Market Index Fund                       Milestone 2040 Fund
 Mid/Small Company Index Fund
  Overseas Equity Index Fund

                                  MAY 1, 2005

The Vantagepoint Funds (the "Trust") is an open-end management investment company which operates as a "series" investment company, offering the above listed 27 distinct no-load, diversified investment portfolios, each having different investment objectives (each portfolio, a "Fund" and collectively, the "Funds"). This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust's current Prospectus, dated May 1, 2005 (the "Prospectus"), as supplemented from time to time. The Trust's annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus, SAI, annual or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, D.C. 20002, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, on the Trust's website at http://www.icmarc.org.

                              GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Trust's Board of Directors, and manages subadvisers who are responsible for the day-to-day investment management of and security selections for certain Funds.

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
Investment Objectives & Policies............................................     2
Comparative Indexes.........................................................     3
Description of the Funds' Investments and Risks.............................     4
Fund Policies and Investment Limitations....................................    13
Policy on Disclosure of Fund Portfolio Holdings.............................    15
Management of The Vantagepoint Funds........................................    16
Compensation................................................................    20
Ownership of Shares by Directors............................................    21
Committees of the Board.....................................................    22

Directors' Consideration of Investment Advisory and
  Subadvisory Agreements ...................................................    22
Control Persons and Principal Holders of Securities ........................    27
Investment Advisory and Other Services......................................    27
Subadvisers.................................................................    30
Additional Information Pertaining to the Portfolio Managers
  of the Funds .............................................................    35
Portfolio Transactions of the Funds.........................................    47
Capital Stock and Other Securities..........................................    49
Purchases and Redemptions...................................................    51
Tax Consequences............................................................    52
Calculation of Performance Data.............................................    55
Legal Counsel, Independent Registered Public Accounting
  Firm & Custodian .........................................................    58
Financial Statements........................................................    58
Appendix - Bond Ratings.....................................................   A-1
Appendix - Proxy Voting Guidelines..........................................   B-1

The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those objectives, principal investment strategies and policies set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund govern the management of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors. With the exception of the Index Funds, the investment objective of each Fund is fundamental and any material changes in a Fund's fundamental investment objectives will be subject to shareholder approval.

With the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of each Fund's assets under the terms of written investment advisory contracts with VIA and the Trust, on the behalf of the applicable Fund. Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI. Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

The Money Market Fund invests in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund advised by AIM Advisors, Inc.

The Model Portfolio and Milestone Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio and Milestone Funds currently allocate their assets among other Funds of the Trust. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

Consistent with Commodity Futures Trading Commission regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and , therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, when VIA or a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund's objective(s). A Fund will do so only if VIA or a Fund's subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

S&P/BARRA Value Index -- consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios.

Dow Jones Wilshire 5000 Total Market Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; a broad measure of the U.S. equity market.

Dow Jones Wilshire 4500 Completion Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Merrill Lynch 1-3 Year Government/Corporate Index - tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - consists of a subset of the EAFE Index that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

Russell 1000 Value Index - consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index - consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Growth Index - consists of a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values.

The Vantagepoint 500 Stock Index and Asset Allocation Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of the McGraw-Hill Companies, Inc., nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index(R) or the Dow Jones Wilshire 5000 Total Market Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Dow Jones Wilshire 4500 Completion Index and Dow Jones Wilshire 5000 Total

Market Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index or the Dow Jones Wilshire 5000 Total Market Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index, the Dow Jones Wilshire 5000 Total Market Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Total Market Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Total Market Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Funds for each Model Portfolio and Milestone Fund) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments, as indicated below.

Currently, the Model Portfolio and Milestone Funds expect to be fully invested in shares of underlying Funds.

ASSET-BACKED SECURITIES: The Short-Term Bond, US Government Securities, and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

CASH/CASH EQUIVALENTS: These include fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

CERTIFICATES OF DEPOSIT: Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Short-Term Bond, US Government Securities and Core Bond Index Funds may purchase collateralized mortgage obligations ("CMOs") which are mortgage-backed, investment-grade bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, referred to as tranches, and they are differentiated by the type of return. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations. The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, collateralized mortgage obligations can be quite illiquid, which can increase the cost of buying and selling them.

COMMERCIAL MORTGAGE-BACKED SECURITIES: The Short-Term Bond and Core Bond Index Funds may invest in Commercial Mortgage-Backed Securities ("CMBS"). These securities are generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities, with collateral similar to a REIT. The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS provides the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent a few projects versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

COMMERCIAL PAPER: Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONVERTIBLE SECURITIES: All Funds, except the Money Market Fund, the Short-Term Bond Fund and the US Government Securities Fund, may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

EXCHANGE-TRADED FUNDS: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, Core Bond Index, 500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the appropriate stock market index while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares may enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

            DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

            INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by a the Adviser or a subadviser, as applicable. See "Appendix A--Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

            LOWER RATED SECURITIES. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default. The Short-Term Bond, Core Bond Index, Equity Income, Growth & Income, Growth, Aggressive Opportunities, and International Funds may invest to a limited extent in high yield securities. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income securities also present risks based on payment expectations. If an issuer calls the securities for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

            LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD CURRENCY CONTRACTS: Those Funds that may invest in foreign securities may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Short-Term Bond Fund, Asset Allocation Fund, US Government Securities Fund and Core Bond Index Fund may invest in fixed income futures if used for relative value, hedging and risk control and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, Asset Allocation Fund, International Fund and each of the Index Funds, except the Core Bond Index Fund, may invest in equity index futures. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may invest in futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Exchange-traded funds ("ETFs") are investment companies that are registered under the Investment Company Act of 1940 ("1940 Act") as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

MONEY MARKET SECURITIES: Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Fund's investment adviser or a sub-adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES: The US Government Securities and Short-Term Bond Funds invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac mortgage-backed securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. If market interest rates rise above applicable caps or maximum rates on adjustable rate mortgage securities or above the coupon rates of fixed-rate mortgage-backed securities, the market value of the mortgage-backed security likely will decline to the same extent as a conventional fixed-rate security. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

OPTIONS AND OPTIONS ON FUTURES: The Short-Term Bond Fund may write or buy options (and options on futures contracts) to obtain exposure to fixed income sectors. The International Fund and Aggressive Opportunities Fund may write or buy options on futures contracts for currency management. When a Fund writes an option, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

PRIVATE INVESTMENTS IN PUBLIC COMPANIES: The Aggressive Opportunities Fund may purchase securities which, while issued by a public company are purchased in a non-public transaction in reliance on an exemption from the registration requirements of the 1933 Act, such as Regulation D. At the time that the issuer sells the unregistered stock, the issuer commits to register the stock with the SEC, so that the stock may be resold to the public at a later date. The issuer commits to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

REITS: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, 500 Stock Index, Mid/Small Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

RESTRICTED SECURITIES: Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

RIGHTS AND WARRANTS: All Funds, except the Money Market Fund and the US Government Securities Fund, may hold rights and warrants. Rights are typically short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

SECURITIES LENDING: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value of not less than 102% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan.

SWAPS: The Short-Term Bond, US Government Securities and Core Bond Index Funds may invest in swaps to manage interest rate and credit exposure. The Fund may also enter into options on swap agreements ("swap options" - these are called "Swaptions" in the Annual Report).

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business

Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and Treasury receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agency Securities. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

WHEN-ISSUED SECURITIES: The Short-Term Bond, US Government Securities, Growth & Income, International, Core Bond Index, Equity Income, Growth and Aggressive Opportunities Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date.

YANKEE BONDS: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Short-Term Bond and Core Bond Index Funds may invest in Yankee bonds.

ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:

  -   Fund portfolio turnover.

  -   Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Trust's Board of Directors without a vote of shareholders. When calculating weighted average maturity for a Fund, average maturity is defined as the market value weighted average maturity of the bonds in a portfolio, where maturity is defined as Stated Final for bullet maturity bonds and Average Life for amortizing instruments, including mortgage pass-throughs, CMOs, amortizing asset-backed securities and ARMs.

In addition to investing in underlying Vantagepoint Funds, the Model Portfolio and Milestone Funds may invest in government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the 1940 Act.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

All Funds except the Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets (100% for the Money Market
Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements to invest in other funds of the Trust as described in the

Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management;
and

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets

(14) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The Short-Term Bond Fund, US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Short-Term Bond Fund's assets in bonds; of the US Government Securities Fund's assets in U.S. Government Securities; 80% of the Equity Income Fund's net assets in equity securities; and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Milestone Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund's net assets;

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9) Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14) Invest more than 25% of its assets in any single industry except to the extent that it invests in investment companies and except to the extent that underlying funds concentrate in a single industry; and

(15) Merge with another investment company without the approval of shareholders except as approved by the Fund's Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities). For purposes of determining industry concentration, the Funds use the Standard Industrial Classification Code List.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Disclosure of all Fund portfolio holdings is made on a quarterly basis in the Fund's annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly-available upon filing with the SEC, and the portfolio holdings information contained in them is current as of 60 calendar days prior to filing. In addition, marketing materials and the Fund's website may disclose the top ten holdings of a Fund, as well as a comparison of such Fund's top ten holdings from the end of one calendar quarter to the next, as is permitted under mutual fund advertising rules.

It is the policy of the Trust not to permit selective disclosure of non-public information about the Funds' portfolio holdings, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds. For example, the Trust, for legitimate business purposes, may disclose Fund portfolio holdings and related information at times it deems necessary or appropriate to the Fund's investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; Directors, counsel to the Independent Directors, rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other consulting services directly or through the Funds' adviser or other Fund service providers; and various broker-dealers or commodity professionals contacted by the Funds' adviser or subadviser in the course of, or in connection with, the Funds' portfolio transactions (each, a "Service Provider" and collectively, "Service Providers").

On occasion, Fund portfolio holdings information may be disclosed to the Trust's Directors or to independent counsel to the Independent Directors before it is publicly-available. Fund portfolio holdings and related information also may be disclosed to any person if required by applicable law. Examples of such required disclosures include, but are not limited to, disclosures: (1) in a filing with or submission to the SEC or other regulatory body; (2) in connection with a lawsuit or when seeking recovery in legal proceedings; or (3) as required by court or similar order.

In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: Plexus Group, Rocaton Investment Advisers, LLC, Casey, Quirk & Acito LLC, Lipper Inc., Morningstar, Inc., Goldman Sachs & Co., Bowne & Co. Inc., FT Interactive Data Corporation, Bloomberg Financial Markets and Reuters, Inc.

Disclosure of non-public portfolio holdings information to a Service Provider normally is: subject to confidentiality obligations under the Service Provider's contracts with the Trust; pursuant to the Service Provider's fiduciary or professional obligations; or pursuant to applicable law, including rules of securities industry self-regulatory organizations. In addition, the Adviser and the Funds' subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider's compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds' administrator, also are subject to periodic monitoring, review and oversight by the Funds' Chief Compliance Officer and, ultimately, the Trust's Board through written and oral reports provided by the Chief Compliance Officer and the Adviser, or, in certain cases, through reports provided by the service provider directly to the Board.

The frequency with which Fund portfolio holdings may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, will vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.

Disclosure of non-public information about Fund portfolio holdings for any purposes other than as described here may be authorized only by the Trust's President and the Funds' Chief Compliance Officer, based on (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of shareholders of the Funds; and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The Chief Compliance Officer shall make and keep a record of all such approved disclosures. The Trust does not sell the Funds' portfolio holdings information and does not permit any person to receive compensation or other consideration for disclosing such information.

MANAGEMENT OF THE TRUST

The Trust is governed by its Board of Directors. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Funds.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Trust are also officers of VIA or its affiliates. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust's Board of Directors.

                  INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 27 Funds. The mailing address for the Directors and executive officers of the Trust is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.

INDEPENDENT DIRECTORS

                                                                                                                 OTHER
                                                                                                             DIRECTORSHIPS
                    POSITION(S) HELD     TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)         HELD BY DIRECTOR
 NAME AND AGE        WITH THE TRUST           OF TIME SERVED                  DURING PAST 5 YEARS              OR OFFICER
----------------   ------------------  -----------------------------  ----------------------------------  -------------------
N. Anthony          Director           Director since November, 1998  Deputy Chief Financial Officer and  N/A
Calhoun (57)                           Term expires October, 2006     Treasurer -- District of Columbia
                                                                      (2001 to present); Deputy
                                                                      Executive Director & Chief
                                                                      Financial Officer - Pension
                                                                      Benefit Guaranty Corp. (1993-2001)

Donna K.           Chair of the Board  Director since November, 1998  Chief Investment Officer - Progress  N/A
Gilding (64)       and Director,       Term expires October, 2006     Investment Management Company
                                                                      (2001 - present); Chief Investment
                                                                      Officer - New York City
                                                                      Comptroller's Office (1993-2001)

Arthur R.          Director            Director since November, 1998  Deputy City Manager -- City of      N/A
Lynch (50)                             Term expires October, 2006     Glendale, Arizona (2005 to
                                                                      present); Chief Financial Officer
                                                                      - City of Glendale, Arizona
                                                                      (1985-2005)

Eddie N.           Director            Director since November, 1998  President -Virginia State           Director -
Moore, Jr. (57)                        Term expires October, 2009     University (1993-present)           Universal
                                                                                                          Corporation
                                                                                                          (2000-present)

Peter Meenan (63)  Director            Director since December, 2001  Independent Consultant -            Trustee - Eclipse
                                       Term expires October, 2009     (1999-2000 and 2004-present);       Funds, dba
                                                                      President and Chief Executive       "Mainstay Funds"
                                                                      Officer -- Babson - United, Inc.,   (2002 present)
                                                                      (2000-2004); Head of Global Funds   Director - Eclipse
                                                                      for Investment Products and         Funds, Inc., dba
                                                                      Distribution Group - Citicorp       "Mainstay Funds"
                                                                      (1995-1999).                        (2002-present)
                                                                                                          (12 portfolios
                                                                                                          together)
                                                                                                          Trustee - New York
                                                                                                          Life Investment
                                                                                                          Management
                                                                                                          Institutional Funds
                                                                                                          (2001-2003) (3
                                                                                                          portfolios)

INDEPENDENT DIRECTORS

                                                                                                                 OTHER
                                                                                                             DIRECTORSHIPS
                    POSITION(S) HELD     TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)        HELD BY DIRECTOR
  NAME AND AGE       WITH THE TRUST           OF TIME SERVED                  DURING PAST 5 YEARS             OR OFFICER
----------------   ------------------  -----------------------------  ----------------------------------  -------------------
Robin L.           Director            Director since November, 1999  Consultant - Brown Wiessmann Group  Director - ICMA
Wiessmann (52)                         Term expires October, 2009     Group (Financial Services           Retirement
                                                                      Consulting) (2002-present)          Corporation from
                                                                      Managing Director- Dain Rauscher    January, 1994 to
                                                                      (Investment Banking) (1999-2001)    December, 2001.

INTERESTED DIRECTORS AND OFFICERS

  NAME, ADDRESS AND     POSITION(S) HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS
         AGE             WITH THE TRUST         OF TIME SERVED          DURING PAST 5 YEARS          HELD BY DIRECTOR
----------------------  ----------------  --------------------------  ------------------------      -------------------
Alison D. Rudolf* (52)  Director          Since May, 2004             Township Manager - Lower      Director - ICMA
                                          Term expires October, 2005  Moreland Twp, PA              Retirement
                                                                      (1982-present)                Corporation
                                                                                                    (2003-present);
                                                                                                    Trustee - ICMA
                                                                                                    Retirement Trust
                                                                                                    (1997-2000)

Joan McCallen** (52)    President and     Since September, 2003       Chief Executive Officer       N/A
                        Principal                                     - ICMA Retirement
                        Executive                                     Corporation (August 2003
                        Officer                                       - present); President -
                                                                      Vantagepoint Investment
                                                                      Advisers, LLC (September
                                                                      2003 - present);
                                                                      President, Chief
                                                                      Executive Officer and
                                                                      Director - ICMA-RC
                                                                      Services, LLC
                                                                      (broker-dealer)
                                                                      (September 2003 -
                                                                      present); Executive Vice
                                                                      President and Chief
                                                                      Operations Officer
                                                                      ICMA-Retirement
                                                                      Corporation (1997 to
                                                                      2003)

INTERESTED DIRECTORS AND OFFICERS

  NAME, ADDRESS AND     POSITION(S) HELD  TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS
         AGE             WITH THE TRUST         OF TIME SERVED            DURING PAST 5 YEARS        HELD BY DIRECTOR
---------------------   ----------------  --------------------------  --------------------------    -------------------
Bruce James             Senior Vice          Since September, 2004    Senior Vice President and             N/A
Rohrbacher** (52)       President and                                 Chief Compliance Officer -
                        Chief Compliance                              ICMA Retirement
                        Officer                                       Corporation (2004 to
                                                                      present); Director of
                                                                      Compliance and Internal
                                                                      Audit - Frank Russell
                                                                      Company (1996 - 2004).

Gerard P. Maus** (54)   Treasurer and        Since December, 2004     Senior Vice President and             N/A
                        Principal                                     Chief Financial Officer
                        Financial Officer                             ICMA Retirement
                                                                      Corporation (November 2004
                                                                      to present)
                                                                      Manager and Treasurer -
                                                                      VIA, VTA, ICMA-RC Services
                                                                      (Dec. 2004 - present);
                                                                      Chief Financial Officer
                                                                      and Chief Administrative
                                                                      Officer - SoundView
                                                                      Technology Group (Nov.
                                                                      2002 - Nov. 2004); Chief
                                                                      Financial Officer,
                                                                      Treasurer, Director,
                                                                      Member - SoundView
                                                                      Technology Group Internal
                                                                      Companies (Nov. 2002 -
                                                                      Nov. 2004); Chief
                                                                      Operating Officer -
                                                                      Advanced Technology
                                                                      Ventures (Apr. 2001 - Feb.
                                                                      2002); Chief Financial
                                                                      Officer, Chief
                                                                      Administrative Officer -
                                                                      State Street Research &
                                                                      Management Co. (1993 -
                                                                      2001); Treasurer - SSRM
                                                                      Family of Funds (1993 -
                                                                      2001); Chairman, Director
                                                                      - SSRM Family of Funds
                                                                      (May 2000 - Nov. 2000);
                                                                      Director - SSRM Internal
                                                                      Companies (1993 - 2001);

Paul Gallagher** (50)   Secretary            Since November, 1998     Senior Vice President and             N/A
                                                                      General Counsel - ICMA
                                                                      Retirement Corporation
                                                                      (2004 - present); Vice

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS AND    POSITION(S) HELD    TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS
       AGE            WITH THE TRUST           OF TIME SERVED             DURING PAST 5 YEARS        HELD BY DIRECTOR
-----------------    ----------------    -------------------------    -------------------------     -------------------
                                                                      President and General
                                                                      Counsel - ICMA Retirement
                                                                      Corporation (1998-2003);
                                                                      Secretary  - Vantagepoint
                                                                      Investment Advisers, LLC
                                                                      (1999 present).

*Ms. Rudolf is considered an interested Director because she is a director of ICMA Retirement Corporation ("ICMA-RC"). VIA is a wholly-owned subsidiary of ICMA-RC.

**Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are the executive officers of the Trust and are considered interested persons as defined by the 1940 Act.

      COMPENSATION

      Directors are paid a quarterly retainer of their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, and the chairperson of the Board of Directors is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

      In addition, each Director is paid a per meeting fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

      Finally, at the conclusion of each calendar year, a stipend is paid to each Director of the Funds who attended all "in-person" regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time of the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

      Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

      The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2004.

                                      AGGREGATE COMPENSATION
    NAME OF PERSON                          FROM FUNDS
----------------------                ----------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun                   $15,500
  Donna K. Gilding                     $16,500
  Arthur R. Lynch                      $15,500
  Eddie N. Moore, Jr.                  $15,500

  Peter Meenan                         $13,500
  Robin L. Wiessmann                   $14,500
INTERESTED DIRECTOR
  Alison D. Rudolf*                    Not applicable

*Ms. Rudolf declined to receive compensation for the year ended December 31, 2004.

The following table provides information about compensation received by each Director in 2005 for the 2003 and 2004 annual adjustment for increases in the national CPI/urban index. The Directors were entitled to receive this adjustment in 2003 and 2004 under the compensation policy, but did not receive the adjustments until 2005.

                           COMPENSATION FOR 2003     COMPENSATION FOR 2004
    NAME OF PERSON               ADJUSTMENT               ADJUSTMENT
----------------------     ---------------------     ---------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun           $605.80                   $396.01
  Donna K. Gilding             $461.12                   $432.27
  Arthur R. Lynch              $505.28                   $396.01
  Eddie N. Moore, Jr.          $538.28                   $396.01
  Peter Meenan                 $472.74                   $348.04
  Robin L. Wiessmann           $438.04                   $371.82
INTERESTED DIRECTOR
  Alison D. Rudolf*            Not applicable            Not applicable

*Ms. Rudolf began serving as a Director in 2004 and declined to receive compensation for the year ended December 31, 2004.

                    OWNERSHIP OF FUND SHARES BY THE DIRECTORS

The following table represents Fund shares owned by the Directors as of December 31, 2004:

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY            COMPANIES OVERSEEN BY DIRECTOR IN
   NAME OF DIRECTOR           SECURITIES IN THE FUNDS             FAMILY OF INVESTMENT COMPANIES
----------------------   ---------------------------------   ---------------------------------------
INDEPENDENT DIRECTORS
   N. Anthony Calhoun    -0-                                              None
   Donna K. Gilding      -0-                                              None
   Arthur R. Lynch       Aggressive Opportunities Fund --                 Over $100,000
                         $1-$10,000; Growth Fund --
                         $50,001-$100,000; Growth & Income
                         Fund -- $$10,001-$50,000; Model
                         Portfolio Traditional Growth Fund
                         -- $1-$10,000; Model Portfolio
                         Long-Term Growth Fund --
                         $1-$10,000; Model Portfolio
                         All-Equity Growth Fund --
                         $1-$10,000.

   Eddie N. Moore, Jr.   -0-                                              None
   Peter Meenan          -0-                                              None
   Robin L. Wiessmann    -0-                                              None
INTERESTED DIRECTOR
   Alison D. Rudolf      Model Portfolio Long-Term Growth                 Over $100,000
                         Fund - Over $100,000; Model Portfolio
                         Conservative Growth Fund --
                         $10,001-$50,000.

As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).

                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Eddie N. Moore, Jr. and
N. Anthony Calhoun. The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met five times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee met three times during the past fiscal year.

The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun. The Investment Committee has been delegated the authority to approve the reallocation of the assets of a given Fund among one or more subadvisers that have an existing subadvisory agreement with respect to the Fund when a reallocation recommendation is presented to the Investment Committee by VIA, such as prior to a meeting of the Board of Directors. The Investment Committee also reviews recommendations from VIA for subadviser replacements if requested by VIA. The Investment Committee did not meet during the past fiscal year.

DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each subadvisory agreement ("Agreement" or "Agreements") have been approved by the Board of Directors, including a majority of the Independent Directors, in person at a meeting called for such purpose.

The Board of Directors most recently approved the continuance of the Agreements for each Fund, except for the Advisory Agreement for the Milestone Funds and the subadvisory agreements with Mellon Capital Management, Inc. ("Mellon Capital") for the U.S. Government Securities Fund and the Index Funds and STW Fixed Income Management, Ltd ("STW") for the Short-Term Bond Fund, at its meeting on December 9, 2004. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the continuance of the Agreements.

In preparation for the December 9, 2004 meeting, the Directors requested, received and considered a wide variety of information about the Adviser and the subadvisers, including information from an independent, nationally recognized provider of investment company information comparing the performance of the Funds over various periods of time and their operating expenses with other funds believed to be generally comparable in investment objectives and size to the Funds.

Among other materials, the Directors received and considered information and reports in advance of the December 9, 2004 meeting regarding: (a) the quality of the Adviser's and subadvisers' investment management and other services; (b) the Adviser's and subadvisers' investment management personnel and operations; (c) the process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadvisers' brokerage practices (including any soft dollar arrangements); (e) the level of the advisory or subadvisory fees that are charged to the Fund and a comparison to fees charged to a selected group of funds and, to the extent made available, other clients; (f) a Fund's operating expenses compared to a selected group of funds; (g) profitability information of the Adviser and its affiliates and, to the extent available, certain profitability information of the subadvisers; (h) the Adviser's and subadvisers' compliance programs; and (i) the Fund's performance compared with a selected peer group of funds.

At the December 9, 2004 meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to assist the Directors in evaluating the reasonableness of the fees paid to the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials and additional information provided with the Adviser and the approval of each Agreement in light of this information.

In determining whether to approve the continuance of each Agreement, and in evaluating the reasonableness of the advisory and subadvisory fees, the Directors evaluated the information received in advance of the meeting and considered the presentations made by, and discussion held with, management at the December 9, 2004 meeting. In addition, the Directors considered a variety of other factors. The factors considered by the Directors for each Fund included, but were not limited to, the following: (1) the nature, extent and quality of the services provided to each Fund by the Adviser and the applicable subadvisers, including the performance of the Fund relative to (a) its stated investment objective, (b) other investment companies similar in objective to the Fund, and (c) benchmark indice(s); (2) the Adviser's costs of the services provided and profitability from the Agreement and, to the extent made available, subadviser profitability, and the advisory and subadvisory fee structure; (3) the appropriateness of the Adviser's fee taking into account any ancillary benefits to the Adviser and its affiliates that can be attributed to the Adviser's position with the Fund; (4) the Adviser's and the subadvisers' fees as compared to those charged by others for providing advisory services to clients similar to the Fund; (5) the experience and qualifications of the Adviser's personnel and the extent of care and conscientiousness with which the Adviser performs its duties, including (a) the subadviser selection and fee negotiation process whereby the Adviser seeks to achieve an appropriate and competitive level of fee and fee structure, and (b) the process by which the Adviser evaluates and monitors the subadvisers; and (6) the nature, quality and costs of the non-investment management services provided by the Adviser and its affiliates to the Fund's shareholder base.

In considering the continuance of the subadvisory agreements, the Directors also considered: (i) the favorable assessments provided by the Adviser as to the nature and quality of the services provided by each subadviser; (ii) the Adviser's conclusion that each subadviser's performance record in respect of the Fund for which it provides services supports renewal of the applicable subadvisory agreement; (iii) the Adviser's belief that the subadvisory fees payable to each subadviser are fair and reasonable; and (iv) the Adviser's assessment that each subadviser's use of soft dollars as it relates to the applicable Fund is appropriate.

Based upon the foregoing and other factors, with no single factor identified as being of paramount importance, the Directors, including all of the Independent Directors, concluded that the nature, extent and quality of the services provided to each Fund by the Adviser and the subadvisers are appropriate for each Fund in light of its investment objective and consistent with the Fund's operational requirements; that the advisory and subadvisory fee rates are reasonable and the advisory and subadvisory fee structure for each Fund is appropriate at this time; and that continuation of the Agreements is in the best interests of each Fund and its respective shareholders, and unanimously approved the continuance of each Agreement.

The Board of Directors approved the initial Agreements with Mellon Capital for the US Government Securities Fund and the Index Funds at its meeting on December 11, 2003. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements. With regard to the initial approval of these Agreements with Mellon Capital, the Board considered, among other things, the materials that were provided by the Adviser and Mellon Capital in advance of the meeting; and the presentations made by, and the discussions with, representatives of the Adviser and Mellon Capital at the meeting. The information the Board received and considered relating to the appointment of Mellon Capital as subadviser to the Funds included: Mellon Capital's business, personnel, operations, brokerage and trading policies and practices, Code of Ethics, and other compliance procedures, information relating to advisory fees and expense ratios of a selected group of comparably sized funds. The Board also considered the nature and quality of the services expected to be provided by Mellon Capital to the US Government Securities Fund and the Index Funds, the distinct investment process of Mellon Capital, the history and qualifications of its personnel and certain information relating to its financial condition, and other relevant factors.

After full consideration of the foregoing and other factors, with no single factor identified as being of paramount importance, the Directors, including all of the Independent Directors, concluded that the nature and quality of the services to be provided to the Funds by Mellon Capital were consistent with each Fund's operational requirements; and that the initial approval of the Agreements with Mellon Capital for the US Government Securities Fund and the Index Funds is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved each Agreement.

The Board of Directors approved the initial Agreement with VIA for each Milestone Fund at its meeting on October 29, 2004. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements.

With respect to the Board's initial approval of the Agreement for each Milestone Fund, the Directors received and considered information in advance of the meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by VIA; (2) the level of investment advisory fees to be charged by VIA and a comparison of those fees to the fees: (a) charged by VIA to other series of the Trust that are also structured to invest in underlying Funds of the Trust ("VP Fund-of-Funds"); and (b) paid by certain groups of registered investment companies utilizing a lifecycle or lifestyle approach by investing in underlying mutual funds ("lifecycle/lifestyle fund-of-funds"); (3) VIA's experience in managing the VP Fund-of-Funds; (4) each Milestone Fund's expected operating expenses compared to certain groups of lifecycle/lifestyle fund-of-funds; and (5) the projected costs of the services to be provided and positive margins to be realized by VIA and its affiliates from its relationship with the Milestone Funds.

In determining to approve the Agreement with VIA for the Milestone Funds, the Directors considered the information received in advance of the meeting, the presentations made by, and discussions held with, VIA personnel at the October 29, 2004 meeting, as well as a variety of factors, and reached the following conclusions:

With respect to the nature, extent and quality of the services expected to be provided by VIA to the Milestone Funds, the Directors considered the specific investment services to be provided by VIA, such as the development of customized age and time appropriate asset allocations both initially and over time, the monitoring of the underlying Funds' performance, and the monitoring of aging paths and allocations. They also considered the experience of VIA's investment management staff with regard to managing the VP Fund-of-Funds, which employ a similar investment approach. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by VIA were appropriate for the Milestone Funds in light of their investment objectives and strategies and, thus, supported a decision to approve the Agreement with VIA.

At the time of the Board's consideration of the Agreement, the Milestone Funds had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding VIA's performance in managing the Milestone Funds.

The Directors reviewed information provided by VIA on the expected costs and margins to be realized by VIA (and its affiliates) from its relationship with the Milestone Funds based upon estimated costs and revenues and certain asset projections. Such information indicated that VIA would not experience a positive margin from the provision of services to the Milestone Funds for at least the first three years of the Funds' operations. The Directors concluded that, based on the information provided, VIA may not realize economies of scale as the projected asset levels of the Milestone Funds to be managed by VIA increase over the short-term and, therefore, that the proposed fee structure is appropriate at this time.

The Directors also considered comparisons of the fees to be paid to VIA by the Milestone Funds with the fees VIA charges to the VP Fund-of-Funds. The proposed fee schedule for the Milestone Funds is the same as the fee schedule for the VP Fund-of-Funds; and the type of services VIA is to provide to the Milestone Funds are generally comparable to those provided to the VP Fund-of-Funds. The Directors also considered comparative data compiled and provided by VIA on the advisory fees paid by, and the total expense ratios of, a group of lifecycle/lifestyle fund-of-funds. The information provided by VIA indicated that the proposed advisory fee rate for, and the expected expense ratios of, the Milestone Funds for the 2005 fiscal year, taking into consideration the expense reimbursements agreed to by VIA, appeared to be within a reasonable range. The foregoing comparisons assisted the Directors in determining to approve the Advisory Agreement by providing them with a basis for determining the reasonableness of VIA's fee on a relative basis. Based on the comparative information provided by VIA, the Directors concluded that VIA's advisory fee appeared to be within a reasonable range for the services to be provided.

After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Agreement with VIA is in the best interests of each Milestone Fund and its shareholders, and approved the initial Agreement with, and the fee to be paid to, VIA.

The Board of Directors approved the initial Agreement with STW for the Short-Term Bond Fund at its meeting on October 29, 2004. With respect to the Board's initial approval of the Agreement with STW for the Short-Term Bond Fund, the Directors received information in advance of the meeting, including information regarding: (1) the process by which VIA selected and recommended for Board approval STW as a subadviser of the Fund; (2) the nature and quality of the services to be provided by STW; (3) STW's investment management business, personnel and operations; (4) STW's brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged the Fund by STW and a comparison of those fees to the fees: (a) charged by STW to other comparable accounts it manages, including registered and unregistered investment companies or other pooled investment vehicles; (b) paid by certain other registered investment companies similar in investment objective to the Fund; and (c) charged by a group of separate account investment managers implementing a short duration (a portfolio maturity of 1-3 years) mandate; (6) STW's compliance program; (7) STW's historical performance returns following a short duration mandate, and such performance compared to two benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index; (8) the Fund's expected operating expenses compared to certain other registered investment companies similar in investment objective to the Fund; and
(9) STW's financial condition.

In determining to approve the Agreement with STW for the Short-Term Bond Fund, the Directors considered the information received in advance of the meeting, the presentations made by, and discussions held with, STW and VIA personnel at the October 29, 2004 meeting, as well as a variety of factors, and reached the following conclusions:

With respect to the nature, extent and quality of the services expected to be provided by STW under the Agreement, the Directors considered the specific investment process to be employed by STW in managing the assets of the Fund to be allocated to STW; the qualifications of STW's investment management team with regard to implementing a short duration mandate; STW's favorable performance record as compared to two benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index; STW's infrastructure and whether it appears to adequately support a fixed income strategy; the portfolio management reporting and client interface services to be provided by STW; and VIA's favorable assessment as to the nature and quality of the subadvisory services to be provided by STW to the Fund. The Directors noted that STW has a successful performance record as a short duration manager and an experienced portfolio management team, and appears to have adequate infrastructure and support staff to implement a short duration mandate for the Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by STW were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Agreement with STW.

Since there has been no prior subadvisory relationship between the Fund and STW, there was no information for the Directors to evaluate relating to STW's performance in managing the Fund. The Directors did, however, evaluate

STW's historical investment performance record in managing its clients' assets pursuant to a short duration mandate, and that performance record versus two benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index. The Directors concluded that STW's historical investment performance record supported approval of the Agreement, noting that STW consistently outperformed these benchmarks for the periods presented with one exception.

With regard to the expected profits and costs to be realized by STW (and its affiliates) from its relationship with the Fund, the Directors were informed that such information was not available. In order to assist the Directors in evaluating STW's proposed subadvisory fee, the Directors asked representatives of STW at the meeting to address the manner in which STW determines its subadvisory fee schedule and the breakpoints in the fee schedule. The Directors were informed that STW determines its subadvisory fee rates by evaluating the nature and scope of the services it offers (such as active management style and commitment to information technology), the competitive environment for similar services and the competitive environment in which STW's subadvisory clients operate. The Directors also considered that STW believes that it will experience economies of scale in connection with the services to be provided to the Fund, and that the breakpoints in the proposed fee schedule are designed to reflect these economies. In reviewing the extent to which economies of scale may be realized by STW if the assets of the Fund to be managed by STW grow, and whether the proposed fee levels reflect these economies, the Directors considered that STW's breakpoint structure establishes the potential to share economies of scale with the Fund's shareholders and concluded that the breakpoints in the proposed fee schedule are likely to capture certain economies of scale for the benefit of the Fund's shareholders.

The Directors also considered comparisons of the fees to be paid to STW by the Fund with the fees STW charges to its other clients, including other registered investment companies for which it serves as a subadviser. According to the comparative information provided, the proposed fee schedule for the Short-Term Bond Fund is the same as the fee schedule for other registered investment companies for which STW provides subadvisory services, and the services STW is to provide to the Fund appeared to be comparable to those STW provides to its other subadvisory clients. The Directors were provided with, and reviewed information from, a study conducted for VIA by an investment consultant on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to STW by a group of separate account investment managers that employ an active short-term duration mandate. According to the information provided, the effective fee rate to be paid by the Fund to STW would be below the average fee of such managers and just above the median fee. The Directors also considered information reported by VIA (which was based on data obtained from a third-party source) on the total investment management fees paid by, and the total expense ratios of, a group of registered investment companies similar in investment objective to the Fund and with assets greater than $100 million. This information showed that, if STW served as a subadviser of the Fund at the proposed fee rate, the Fund's expected: (1) total investment advisory and subadvisory fees would be below the median investment management fees of such funds; and (2) overall expense ratio would be below the median and average expense ratios of such funds. The foregoing comparisons assisted the Directors in considering the Agreement by providing them with a basis for evaluating the reasonableness of STW's fee on a relative basis. Based on this information, the Directors concluded that STW's subadvisory fee appeared to be within a reasonable range for the services to be provided.

The Directors considered VIA's judgment that the addition of STW as a subadviser of the Fund would add value by complementing the investment approach of the Fund's current investment subadviser, Payden & Rygel Investment Counsel ("Payden & Rygel"). In this regard, the Directors considered that the addition of STW as a subadviser should serve to increase portfolio diversification and help to reduce the volatility and overall investment risks of the Fund. The Directors concluded that these investment considerations supported approval of the Agreement.

VIA's selection and due diligence process in recommending STW as a subadviser of the Fund, and VIA's conclusions that the fee to be paid to STW for its services to the Fund is reasonable, were also considered by the Directors; and the Directors concluded that VIA's recommendations and conclusions supported approval of the Subadvisory Agreement.

After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Agreement with STW is in the best interests of the Short-Term Bond Fund and its shareholders, and approved the Agreement with, and the fee to be paid to, STW.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A majority of the voting shares of each Fund are held, either directly or indirectly through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by the VantageTrust Company ("Trust Company"). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by the Funds' Adviser and is therefore considered a "control" person of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds' Adviser are wholly-owned subsidiaries of ICMA-RC. As a control person of certain Funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held by VantageTrust and by employer clients that have adopted the VantageTrust as of March 31, 2005:

Money Market                                 55.94%
US Government Securities                     96.37%
Short-Term Bond                               0.00%
Asset Allocation                             98.16%
Equity Income                                95.08%
Growth & Income                              94.12%
Growth                                       98.87%
Aggressive Opportunities                     97.89%
International                                97.34%
Core Bond Index  Class I                     81.95%
Core Bond Index Class II                    100.00%
500 Stock Index Class I                      91.41%
500 Stock Index Class II                    100.00%
Broad Market Index Class I                   93.34%
Broad Market Index Class II                  93.90%
Mid/Small Co. Index Class I                  90.23%
Mid/Small Co. Index Class II                100.00%
Overseas Index Class I                       91.99%
Overseas Index Class II                     100.00%
Model Portfolio Savings Oriented             89.75%
Model Portfolio Conservative Growth          91.93%
Model Portfolio Traditional Growth           95.78%
Model Portfolio Long-Term Growth             97.30%
Model Portfolio All-Equity Growth            94.83%
Milestone Retirement Income                  78.60%
Milestone 2010                               92.35%
Milestone 2015                               95.16%
Milestone 2020                               92.09%
Milestone 2025                               87.35%
Milestone 2030                               73.14%
Milestone 2035                               61.71%
Milestone 2040                               29.41%

INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the

Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Funds, including the Model Portfolio and Milestone Funds, pursuant to Master Advisory Agreements (each an "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio and Milestone Funds. VIA furnishes periodic reports to the Trust's Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                  ADVISORY FEE

All Funds except
the Index Funds                        0.10%
(including the Model
Portfolio and Milestone
Funds

Index Funds                            0.05%

VIA received the following investment advisory fees for the fiscal years ended December 31, 2002, 2003, and 2004:

           ADVISORY FEE PAID                2002                  2003                  2004
Money Market*                           $    87,606           $   121,578           $   106,167
Short-Term Bond**                           426,006               505,321               674,545
US Government Securities                    168,186               225,600               169,469
Asset Allocation                            770,146               679,463               773,116
Equity Income                               616,820               625,743               913,950
Growth & Income                             444,824               586,001               815,070
Growth*                                   2,466,713             2,240,071             2,797,548
Aggressive Opportunities                    680,714               680,259             1,027,552
International                               295,314               312,655               515,978
Core Bond Index                             237,825               278,071               315,160
500 Stock Index                             111,292               120,736               163,105
Broad Market Index                          219,585               214,210               276,094
Mid/Small Company Index                      28,752                32,868                61,911
Overseas Equity Index                        21,569                25,314                28,670
Model Portfolio Savings Oriented            144,868               173,411               225,400
Model Portfolio Conservative Growth         282,781               308,198               414,951
Model Portfolio Traditional Growth          570,943               622,976               876,522
Model Portfolio Long-Term Growth            526,838               612,219               895,296
Model Portfolio All-Equity Growth            45,140                75,327               161,981

There are no amounts shown for the Milestone Funds because the Milestone Funds did not commence operations until January 3, 2005.

* VIA waived $38,024 of its fee for the Money Market Fund for the fiscal year ended December 31, 2002. VIA waived $101,753 of its fee for the Growth Fund for the fiscal year ended December 31, 2004.

** Prior to November 8, 2004, the Fund was named the Vantagepoint Income Preservation Fund.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC ("RC Services") provides all distribution and marketing services for the Funds. Vantagepoint Transfer Agents, LLC. ("VTA"), an affiliate of VIA, is the Funds' designated transfer agent and pursuant to a Transfer Agency and Administrative Services Agreement also provides certain transfer agency and administrative shareholder support services for the Funds related to the retirement plans investing in the Funds. The address for VIA, RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, D.C. 20002. VTA provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                                    FEE FOR              FEE FOR
                               INVESTOR SERVICES      FUND SERVICES
                               -----------------      -------------
All Funds except the Index
Funds (including under-
Portfolio and Milestone
Funds)                               0.20%                0.15%

Index Funds

    Class I                          0.15%                0.15%
    Class II                         0.05%                0.05%

VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2002, 2003 and 2004:

         AMOUNT RECEIVED                    2002              2003              2004
Money Market                           $     439,705     $     425,524     $     371,583
Short-Term Bond*                           1,491,020         1,768,623         2,360,907
US Government Securities                     588,650           789,598           593,143
Asset Allocation                           2,695,512         2,378,119         2,705,905
Equity Income                              2,158,869         2,190,100         3,198,824
Growth & Income                            1,556,884         2,051,005         2,852,744
Growth                                     8,633,494         7,840,249        10,147,552
Aggressive Opportunities                   2,382,500         2,380,908         3,596,432
International                              1,033,599         1,094,293         1,805,922
Core Bond Index                            1,179,169         1,365,329         1,600,383
500 Stock Index                              403,511           439,260           582,217
Broad Market Index                           887,201           854,596         1,063,364
Mid/Small Company Index                      115,785           133,105           243,371
Overseas Equity Index                        113,419           132,655           117,092
Model Portfolio Savings Oriented                 N/A               N/A               N/A
Model Portfolio Conservative Growth              N/A               N/A               N/A
Model Portfolio Traditional Growth               N/A               N/A               N/A
Model Portfolio Long-Term Growth                 N/A               N/A               N/A
Model Portfolio All-Equity Growth                N/A               N/A               N/A

There are no amounts shown for the Milestone Funds because the Milestone Funds did not commence operations until January 3, 2005.

* Prior to November 8, 2004, the Fund was named the Vantagepoint Income Preservation Fund.

The advisory fee, the fee for investor services, and the fee for fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Trust, VIA, RC Services and each subadviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT") wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions. IBT has received the following fees for these services for the fiscal years ended 2002, 2003 and 2004:

                                     2002          2003         2004
                                     ----          ----         ----
Money Market                       $ 27,392      $ 24,075    $  20,448

                                     2002          2003         2004
                                     ----          ----         ----
Short-Term Bond*                     91,886        95,843      136,631
US Government                        35,595        44,267       34,469
Asset Allocation                    169,679       130,653      154,927
Equity Income                       134,241       118,589      180,069
Growth and Income                    95,114       111,009      161,571
Growth                              510,998       428,427      577,806
Aggressive Opportunities            150,488       127,427      203,719
International                        65,511        59,234      101,113
Core Bond Index                      87,278        94,188      117,935
500 Stock Index                      42,250        40,111       62,212
Broad Market Index                   83,188        71,621      105,494
Mid/Small Co. Index                  10,873        10,617       23,513
Overseas Equity Index                 8,055         8,328       10,888
Savings Oriented                     28,687        29,139       36,568
Conservative Growth                  53,389        51,606       68,669
Traditional Growth                  105,871       104,032      144,976
Long-Term Growth                     97,790       101,434      148,033
All-Equity Growth                     8,126        12,079       25,347

There are no amounts shown for the Milestone Funds because the Milestone Funds did not commence operations until January 3, 2005.

* Prior to November 8, 2004, the Fund was named the Vantagepoint Income Preservation Fund.

                                   SUBADVISERS

The day-to-day investment management of certain Funds' assets rests with one or more subadvisers hired by the Trust, on behalf of the Funds, with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2002, 2003 and 2004 are set forth below.

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian Trust Company is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Brown Capital Management ("Brown"), 1201 North Calvert Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management ("Tukman"), 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income and Aggressive Opportunities Funds. Wellington Management Company is a Massachusetts limited liability partnership.

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), 3232 McKinney Avenue, Dallas, Texas, 75204, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management ("Southeastern"), 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Mellon Capital Management ("Mellon"), 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation, Index and US Government Securities Funds. Mellon Capital is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded and bank holding company.

Payden & Rygel Investment Counsel ("Payden & Rygel"), 333 So. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Short-Term Bond Fund. The firm is a privately held independent investment management organization owned by ten senior employees who are actively involved in the day-to-day operations of the firm.

Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California, 93013. The firm is owned 100% by William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer.

Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following represents fees paid to the various subadvisers:

                                                                            AMOUNT PAID    AMOUNT PAID       AMOUNT
                                                                            FOR PERIOD      FOR PERIOD       PAID FOR
                                                                               ENDED           ENDED       PERIOD ENDED
FUND/SUBADVISER                                  ASSETS MANAGED    FEE     DEC. 31, 2002   DEC. 31, 2003   DEC. 31, 2004
MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM Short-Term
Investments Trust Liquid Assets Portfolio)+      Flat fee          0.12%         N/A              N/A             N/A

+AIM Advisors, Inc. is not a subadviser to the Money Market Fund and the fee set forth above is the expense ratio of the Short-Term Investments Trust

                                                                              AMOUNT PAID      AMOUNT PAID        AMOUNT
                                                                               FOR PERIOD      FOR PERIOD        PAID FOR
                                                                                 ENDED            ENDED        PERIOD ENDED
          FUND/SUBADVISER                      ASSETS MANAGED        FEE     DEC. 31, 2002    DEC. 31, 2003    DEC. 31, 2004
Liquid Assets Portfolio.

SHORT-TERM BOND FUND(1)

Subadvisers

Pacific Investment Management Company, LLC   Flat fee               0.25%       $327,225         $389,895         $525,336

Payden & Rygel                               First $200 million     0.10%       $108,816         $195,279         $198,923
                                             Next $100 million      0.09%
                                             Over $300 million      0.08%

STW Fixed Income Management, Ltd             First $130 million     0.25%            N/A              N/A              N/A
                                             Next $370 million     0.125%
                                             Next $500 million      0.10%
                                             Over $1,000 million    0.08%

Wellington Management Company, LLP           First $100 million     0.25%       $297,766         $333,582         $371,851
                                             Over $100 million      0.15%

(1) On November 8, 2004, the Income Preservation Fund changed its name to the Short-Term Bond Fund. Prior to that date, the Fund had different investment objective, strategies, risks and investment subadvisers. Pacific Investment Management Company, LLC served as a subadviser until September 2, 2004. Wellington Management Company, LLP served as a subadviser until September 2, 2004. STW Fixed Income Management, Ltd ("STW") began providing services as a subadviser of the Short-Term Bond Fund on November 8, 2004. The Fund accrued fees in the amount of $67,713 for services provided in 2004.

US GOVERNMENT SECURITIES FUND(2)

Subadvisers
Mellon Capital Management                    First $100 million     0.06%           N/A              N/A          $45,472
                                             Over $100 million      0.05%

Seix Investment Advisors, Inc.               First $150 million     0.10%      $154,990         $213,528          $46,799
                                             Next  $150 million     0.08%

(2) Seix Investment Advisers, Inc. ("Seix") served as a subadviser until December 2003. Seix received fees in 2004 for services provided in 2003.

ASSET ALLOCATION FUND

Subadviser
Mellon Capital Management                    First $200 million    0.375%     $1,811,009     $1,600,218        $1,749,458
                                             Next  $300 million     0.20%
                                             Over $500 million      0.15%

EQUITY INCOME FUND

Subadvisers
Barrow, Hanley, Mewhinney
& Strauss, Inc.                              First $10 million      0.75%     $  593,232     $  572,639        $  775,106
                                             Next  $15 million      0.50%
                                             Next  $175 million     0.25%
                                             Next  $600 million     0.20%
                                             Next  $200 million     0.15%
                                             Over  $1 billion       0.13%

Southeastern Asset Management, Inc.          First $50 million      0.75%     $1,166,634     $1,135,514        $1,498,093
                                             Over $50 million       0.50%

T. Rowe Price Associates, Inc.*              First $500 million     0.40%
                                             Over  $500 million    0.375%     $  823,542     $  768,908        $  803,880

GROWTH & INCOME FUND

Subadvisers
Capital Guardian Trust Company               First $25 million       0.55%++  $  395,167     $  500,217        $  479,768
                                             Next  $25 million       0.40%

                                                                              AMOUNT PAID      AMOUNT PAID        AMOUNT
                                                                               FOR PERIOD      FOR PERIOD        PAID FOR
                                                                                 ENDED            ENDED        PERIOD ENDED
           FUND/SUBADVISER                     ASSETS MANAGED        FEE     DEC. 31, 2002    DEC. 31, 2003    DEC. 31, 2004
                                             Over  $50 million     0.225%
++ Minimum fee of $167,500 payable to
   Capital Guardian

T. Rowe Price Associates, Inc.*              First $500 million    0.400%     $   560,877      $   713,887       $  725,475
                                             Over  $500 million    0.375%

Wellington Management Company, LLP           First $50 million      0.40%     $   458,853      $   558,010       $  757,524
                                             Next $50 million       0.30%
                                             Over $100 million      0.25%

GROWTH FUND(3)

Subadvisers

Barclays Global Fund Advisors                First $1 billion      0.015%     $    62,039      $    10,328       $    3,556
                                             Over $1 billion        0.01%

Brown Capital Management, Inc.               First $50 million      0.50%     $ 1,002,937      $ 1,440,038       $1,860,930
                                             Next $50 million       0.40%
                                             Next $100 million      0.30%
                                             Next $300 million      0.25%
                                             Over $500 million      0.20%

FMR                                          First $25 million      0.80%     $ 4,085,815      $ 3,753,791       $4,671,943
                                             Over $25 million       0.60%

Peregrine Capital Management                 First $25 million      0.60%     N/A              $ 2,535,950       $2,713,136
                                             Next $25 million       0.48%
                                             Over $50 million       0.40%

                                             If average daily
                                             net assets are
Tukman Capital Management, Inc.              below $600 million:    0.50%     $ 1,638,589      $ 2,394,389       $3,344,323
                                             If average daily
                                             net assets are
                                             above $600 million:
                                             First $20 million      1.00%
                                             Next $480 million      0.50%
                                             Next $500 million      0.40%
                                             Remaining assets       0.30%

(3) TCW Investment Management served as subadviser until August, 2002 and received $1,994,243 for the fiscal period ended December 31, 2002. Atlanta Capital Management served as subadviser until August, 2002 and received $817,823 for the fiscal period ended December 31, 2002. Peregrine Capital Management became a subadviser in July 2002. Barclays Global Fund Advisors ("Barclays") served as subadviser to the Fund until December 2003. Barclays received fees in 2004 for services provided in 2003. Effective December 8, 2004, the Growth Fund pays Tukman Capital Management, Inc. according to the following fee schedule: If average daily net assets are below $600 million, 0.50% on all assets. If average daily net assets are $600 million or above, 1.00% on the first $20 million in average daily assets; 0.50% on the next $480 million in average daily assets; 0.40% on the next $500 million in average daily assets; and 0.30% on average daily assets on the remaining assets; however, the Adviser has agreed to waive its fees to the extent the effective fee rate payable to Tukman exceeds .50% of average daily assets.

AGGRESSIVE OPPORTUNITIES FUND(4)

Subadvisers
Wellington Management Company, LLP           First $100 million         0.75%       $263,597       $1,461,029       $2,261,945
                                             Over $100 million          0.65%

Southeastern Asset Management, Inc.          First $100 million        0.875%       $287,172       $1,702,391       $2,483,209
                                             Over $100 million         0.750%

                                                                                   AMOUNT PAID      AMOUNT PAID        AMOUNT
                                                                                    FOR PERIOD      FOR PERIOD        PAID FOR
                                                                                      ENDED            ENDED        PERIOD ENDED
           FUND/SUBADVISER                 ASSETS MANAGED                  FEE    DEC. 31, 2002    DEC. 31, 2003    DEC. 31, 2004
T. Rowe Price Associates, Inc.*         First $500 million                0.60%        N/A           $  709,248       $1,403,889
                                        Over $500 million                 0.55%

(4) TCW Investment Management received $1,166,722 for the fiscal year ended December 31, 2002. MFS Institutional Advisers, Inc. received $1,258,413 for the fiscal year ended December 31, 2002. Roxbury Capital Management received $1,930,776 and $522,574 for the fiscal years ended December 31, 2002 and 2003, respectively. Southeastern Asset Management, Inc. and Wellington Management Company, LLP became subadvisers in July 2002. T. Rowe Price became a subadviser in March 2003.

INTERNATIONAL FUND(5)

Subadvisers
Capital Guardian Trust Company          First $25 Million         0.75%+     $500,238    $  686,206     $  761,273
                                        Next  $25 Million         0.60%
                                        Next  $200 Million       0.425%
                                        Next  $250 Million       0.375%
                                        +Minimum Fee of
                                        $337,500 Payable to
                                        Capital Guardian

Artisan Partners Limited Partnership    Flat Fee                  0.70%      N/A         $1,031,985     $1,683,153

(5) Lazard Asset Management and T. Rowe Price International Inc. no longer serve as subadvisers. They received $475,045 and $557,103, respectively, for fiscal year ended December 31, 2002. Artisan Partners Limited Partnership became a subadviser in September 2002.

CORE BOND INDEX FUND

Subadviser
Mellon Capital Management               First $50 million          0.05%     N/A         N/A       $46,232
                                        Next $50 million           0.04%
                                        Above $100 million         0.02%

500 STOCK INDEX FUND

Subadviser
Mellon Capital Management               First $50 million          0.04%     N/A         N/A       $38,632
                                        Next $50 million           0.03%
                                        Next $900 million         0.015%
                                        Above $1,000 million       0.01%

BROAD MARKET INDEX FUND

Subadviser
Mellon Capital Management               First $50 million          0.05%     N/A         N/A       $69,585
                                        Next $50 million           0.04%
                                        Next $900 million        0.0175%
                                        Above $1,000 million       0.01%

MID/SMALL COMPANY INDEX FUND

Subadviser
Mellon Capital Management               First $50 million          0.07%     N/A         N/A       $39,597
                                        Next $50 million           0.06%
                                        Next $900 million          0.02%
                                        Above $1,000 million       0.01%

OVERSEAS EQUITY INDEX FUND

Subadviser
Mellon Capital Management               First $50 million          0.10%     N/A         N/A       $27,957
                                        Above $50 million          0.06%

0 T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for the Funds for which it services as subadviser. The fee reduction ranges from 2.5% to 5.0% based on the combined asset levels of such Funds.

    INDEX FUNDS              ADVISORY AND ADMINISTRATIVE FEES         2002           2003          2004
-----------------------      --------------------------------       --------       --------       -------
Core Bond Index Fund            0.08%**                             $386,691       $450,908       $85,295

500 Stock Index Fund            0.05%**                             $110,383       $125,463       $29,334

Broad Market Index Fund         0.08%**                             $346,647       $356,607       $80,982

Mid/Small Company Index         0.10%**                             $ 57,252       $ 70,712       $21,779

Overseas Equity Index           First $1 Billion  0.25%**           $108,129       $133,994       $31,392
                                Over $1 Billion 0.17%

**Prior to March 8, 2004, the Index Funds operated under a master-feeder arrangement. Under that arrangement each Index Fund was structured as a "feeder fund" and invested all of its assets in a corresponding portfolio of the Master Investment Portfolios. When the Index Funds were invested in the Master Investment Portfolios, Barclays Global Fund Advisors ("BGFA") was entitled to receive monthly fees from the Master Investment Portfolios. The fees set forth above reflect the rate of fees for services paid to BGFA for the applicable MIP. The Index Funds no longer invest in the Master Investment Portfolios advised by BGFA.

ADDITIONAL INFORMATION PERTAINING TO THE PORTFOLIO MANAGERS OF THE FUNDS

The chart below provides information pertaining to other accounts managed by each Fund's portfolio manager(s).

                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                     COMPANIES                   VEHICLES                     OTHER ACCOUNTS
                             -----------------------     --------------------------      --------------------------
                                       TOTAL ASSETS                   TOTAL ASSETS                    TOTAL ASSETS
PORTFOLIO MANAGER            NUMBER    (IN MILLIONS)     NUMBER       (IN MILLIONS)      NUMBER       (IN MILLIONS)
                             ------    -------------     ------       -------------      ------       -------------
PAYDEN & RYGEL (SUBADVISER TO SHORT-TERM BOND FUND)
            Brian Matthews      4         $ 1,000          4             $   0.7          23             $ 10,000
               James Sarni      5         $ 1,100          0                   0          26(1)          $  4,800
STW (SUBADVISER TO SHORT-TERM BOND FUND)

       William H. Williams      1         $   318          0             $     0          74             $ 10,100
          Edward H. Jewett      1         $   318          0             $     0          74             $ 10,100
     Richard A. Rezek, Jr.      1         $   318          0             $     0          74             $ 10,100
       David J. Mulholland      1         $   318          0             $     0          74             $ 10,100
      John Barclay Rodgers      1         $   318          0             $     0          74             $ 10,100
MELLON (SUBADVISER TO CORE BOND INDEX, S&P 500 INDEX, MID/SMALL COMPANY INDEX, BROAD MARKET INDEX, OVERSEAS EQUITY
INDEX, ASSET ALLOCATION AND US GOVERNMENT SECURITIES FUNDS)
Core Bond Index Fund
                 Dave Kwan      2         $ 1,000         17(2)          $ 8,400           8(3)          $  1,200
            Lowell Bennett      2         $ 1,000         17(2)          $ 8,400           8(3)          $  1,200
Asset Allocation Fund
              Helen Potter      2         $10,600         25(4)          $10,200          45(5)          $ 22,000
500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Index Funds
             Susan Ellison     34         $ 4,800         28(6)          $46,100          31(7)          $ 18,800
             Richard Brown     34         $ 4,800         28(6)          $46,100          31(7)          $ 18,800
                Karen Wong     34         $ 4,800         28(6)          $46,100          31(7)          $ 18,800
BHMS (SUBADVISER TO EQUITY INCOME FUND)
         Richard Englander      0               0          0                   0          28             $2,802.8
        Robert J. Chambers      2         $ 344.7          1             $ 221.3          30             $  912.6

----------------------------

(1) One of these accounts with assets of $500 million has an advisory fee based upon the performance of the account.

(2) Three of these accounts with aggregate assets of $182 million have an advisory fee based upon the performance of the account.

(3) One of these accounts with assets of $53 million has an advisory fee based upon the performance of the account.

(4) Ten of these accounts with aggregate assets of $2,900 million have an advisory fee based upon the performance of the account.

(5) Thirteen of these accounts with aggregate assets of $5,600 million have an advisory fee based upon the performance of the account.

(6) One of these accounts with assets of $615 million has an advisory fee based upon the performance of the account.

(7) Two of these accounts with aggregate assets of $896 million have an advisory fee based upon the performance of the account.

                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                     COMPANIES                   VEHICLES                     OTHER ACCOUNTS
                             -----------------------     --------------------------      --------------------------
                                       TOTAL ASSETS                   TOTAL ASSETS                    TOTAL ASSETS
PORTFOLIO MANAGER            NUMBER    (IN MILLIONS)     NUMBER       (IN MILLIONS)      NUMBER       (IN MILLIONS)
                             ------    -------------     ------       -------------     -------       -------------
T. ROWE PRICE (SUBADVISER TO EQUITY INCOME, GROWTH & INCOME AND AGGRESSIVE
OPPORTUNITIES FUNDS)
Equity Income Fund
           Brian C. Rogers   12          $25,605.4        0                     0        17              $1,390.5
Growth & Income Fund
           Larry J. Puglia    7          $10,752.1        2             $   333.4        12              $1,120.5
Aggressive Opportunities Fund
           John H. Laporte    1          $ 5,740.9        1             $    35.2         5              $  503.7
SOUTHEASTERN (SUBADVISER TO EQUITY INCOME AND AGGRESSIVE OPPORTUNITIES FUNDS)
          O. Mason Hawkins    5          $  14,451       20             $   853.4       199(8)           $ 15,368
           G. Staley Cates    5          $  14,451       20             $   853.4       199(8)           $ 15,368
CAPITAL GUARDIAN(9) (SUBADVISER TO GROWTH & INCOME AND INTERNATIONAL FUNDS)
          Terry Berkemeier    9          $   5,270        9             $   5,110       166(10)          $ 47,880
    (Growth & Income Fund)
          Michael Ericksen   13          $   6,430       23             $  18,240       408(11)          $103,300
    (Growth & Income Fund)
              David Fisher   24(12)      $  26,320       36(13)         $  47,660       379(14)          $110,300
      (Growth & Income and
      International Funds)
          Arthur Gromadzki   13(12)      $   4,720       10             $  28,340       195(15)          $ 51,460
      (International Fund)
             Richard Havas   15(12)      $   5,530       23             $  36,200       278(16)          $ 83,480
      (International Fund)
                Seung Kwak   13(12)      $   4,720       11             $  28,440       187(17)          $ 49,690
      (International Fund)
                Nancy Kyle
      (International Fund)   16(12)      $  21,610       30             $  44,340       230(18)          $ 66,120
                 John Mant
      (International Fund)   13(12)      $   4,720       14             $  33,040       265(19)          $ 68,010
              Karen Miller   12          $   6,370       15             $   2,910       102(20)          $ 23,560
    (Growth & Income Fund)
                Chris Reed
      (International Fund)   15(12)      $   5,530       15             $  32,100       284(21)          $ 70,990
               Ted Samuels    9          $   5,460        8             $   1,610       460(14)          $ 27,060
    (Growth & Income Fund)
            Lionel Sauvage
      (International Fund)   15(12)      $   5,530       21             $  37,750       308(22)          $ 94,710
            Nilly Sikorsky
      (International Fund)   15(12)      $   5,530       28             $  42,120       548(23)          $142,330
          Rudolf Staehelin
      (International Fund)   15(12)      $   5,530       22             $  41,490       413(24)          $104,620
                Gene Stein   11          $   6,270       14             $   6,260       142(25)          $ 39,830
    (Growth & Income Fund)

-------------------------------

(8) Five of these accounts with aggregate assets of $803.2 million have an advisory fee based upon the performance of the account.

(9) Assets noted for all other accounts are the total assets for each category and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(10) Eleven of these accounts with aggregate assets of $6,580 million have an advisory fee based upon the performance of the account.

(11) Sixty-one of these accounts with aggregate assets of $24,710 million have an advisory fee based upon the performance of the account.

(12) One of these accounts with assets of $620 million has an advisory fee based upon the performance of the account.

(13) Thirty-six of these accounts with aggregate assets of $430 million have an advisory fee based upon the performance of the account.

(14) Fourteen of these accounts with aggregate assets of $9,250 million have an advisory fee based upon the performance of the account.

(15) Fifteen of these accounts with aggregate assets of $6,010 million have an advisory fee based upon the performance of the account.

(16) Twelve of these accounts with aggregate assets of $6,820 million have an advisory fee based upon the performance of the account.

(17) Nine of these accounts with aggregate assets of $6,620 million have an advisory fee based upon the performance of the account.

(18) Eleven of these accounts with aggregate assets of $6,600 million have an advisory fee based upon the performance of the account.

(19) Fifteen of these accounts with aggregate assets of $6,070 million have an advisory fee based upon the performance of the account.

(20) Three of these accounts with aggregate assets of $2,600 million have an advisory fee based upon the performance of the account.

(21) Thirty-one of these accounts with aggregate assets of $12,400 million have an advisory fee based upon the performance of the account.

(22) Nineteen of these accounts with aggregate assets of $9,400 million have an advisory fee based upon the performance of the account.

(23) Eighty of these accounts with aggregate assets of $34,190 million have an advisory fee based upon the performance of the account.

(24) Thirty-nine of these accounts with aggregate assets of $16,740 million have an advisory fee based upon the performance of the account.

(25) Eight of these accounts with aggregate assets of $6,210 million have an advisory fee based upon the performance of the account.

                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                    COMPANIES                    VEHICLES                     OTHER ACCOUNTS
                             -----------------------     --------------------------     ---------------------------
                                       TOTAL ASSETS                   TOTAL ASSETS                    TOTAL ASSETS
PORTFOLIO MANAGER            NUMBER    (IN MILLIONS)     NUMBER       (IN MILLIONS)      NUMBER       (IN MILLIONS)
                             ------    -------------     ------       -------------     -------       -------------

               Alan Wilson   22          $  12,680         23           $   9,000       238(26)          $ 66,630
    (Growth & Income Fund)
WELLINGTON MANAGEMENT (SUBADVISER TO GROWTH & INCOME AND AGGRESSIVE OPPORTUNITIES FUNDS)

Growth & Income Fund
              John R. Ryan   13(27)      $ 8,344.9          3           $   235.3        44              $3,247.6
Aggressive Opportunities Fund
           Edward L. Makin    5          $   598.2          7           $ 1,157.2        16(28)          $    864
             Jamie A. Rome    5          $   598.2          5           $   403.3        14(29)          $  451.6
BROWN (SUBADVISER TO GROWTH FUND)
            Eddie C. Brown    0                  0          4           $    83.8        45              $2,018.2
           Maurice Haywood    0                  0          4           $    83.8        45              $2,018.2
           Stephon Jackson    0                  0          4           $    83.8        45              $2,018.2
              Calvin Baker    0                  0          4           $    83.8        45              $2,018.2
FMR (SUBADVISER TO GROWTH FUND)
               Neal Miller    2(30)      $   4,418          1           $   2,188       $6,272
PEREGRINE (SUBADVISER TO GROWTH FUND)
                 John Dale   11          $   6,425          1           $     247        30              $  2,017]
             Gary Nussbaum   11          $   6,425          1           $     247        30              $  2,017]
TUKMAN (SUBADVISER TO GROWTH FUND)
             Melvin Tukman    1(31)      $   4,068          1           $      46        80              $  5,856
           Daniel Grossman    1(25)      $   4,068          1           $      46        80              $  5,856
ARTISAN PARTNERS (SUBADVISER TO INTERNATIONAL FUND)
               Mark Yockey    7(32)      $  12,880          2           $   276.5  4533                  $  9,228
VIA (ADVISER TO ALL FUNDS, AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE MODEL
PORTFOLIO AND MILESTONE FUNDS)
              Wayne Wicker   13           3,068.95          1           $4,481.44         6              $ 264.25
             David Harkins   13           3,068.95          0                   0         6              $ 260.86
                 Ed Karppi   13           3,068.95          0                   0         8              $ 261.35
                 Tim Sudol   13           3,068.95          0                   0         6              $ 260.86
                Gary Green   13           3,068.95          0                   0         7              $ 260.73

POTENTIAL CONFLICTS OF INTEREST

PAYDEN & RYGEL

As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel's Chief Compliance Officer.

Conflicts Among Client Accounts: Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts,

-----------------------------

(26) Fourteen of these accounts with aggregate assets of $9,460 million have an advisory fee based upon the performance of the account.

(27) Three of these accounts with aggregate assets of $6,254.8 million have an advisory fee based upon the performance of the account.

(28) One of these accounts with assets of $44.3 million has an advisory fee based upon the performance of the account.

(29) One of these accounts with assets of $58.4 million has an advisory fee based upon the performance of the account.

(30) One of these accounts with assets of $3,618 million has an advisory fee based upon the performance of the account.

(31) This account has an advisory fee based on account performance.

(32) One of these accounts with assets of $334 million has an advisory fee based upon the performance of the account.

(33) Three of these accounts with aggregate assets of $810.5 million have an advisory fee based upon the performance which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these "block trades" are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel's goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel's traders is to allocate the purchase of the security on a pro rata basis across all such accounts. By the same token, when selling a partial amount of a security held by many accounts, the Payden & Rygel's basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts.

STW

STW does not believe that any material conflicts of interest may arise.

MELLON

At Mellon, individual portfolio managers may manage multiple accounts for multiple clients. Mellon manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

BHMS

BHMS believes there are no conflicts - all clients are managed identically whether asset based fee, performance based fee or a combination. All client accounts are treated equally when traded, being aggregated in all buys and sells.

T. ROWE PRICE

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (asset managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

SOUTHEASTERN

Conflicts of interest could arise in connection with managing the Vantagepoint accounts side by side with Southeastern's other account clients (the "Other Accounts"). Southeastern's Other Accounts include domestic, global, international, small-cap and balanced mandates, and investment opportunities may be appropriate for more than one category of account. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern's compliance personnel routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in the chart above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 3% of total assets under management at December 31, 2004. Much more material is the ownership Southeastern's personnel have in each of the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. Longleaf's portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equal treatment.

CAPITAL GUARDIAN

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

WELLINGTON MANAGEMENT

      AGGRESSIVE OPPORTUNITIES FUND. Individual investment professionals at Wellington manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Aggressive Opportunities Fund's investment professionals primarily responsible for the day-to-day management of the Fund ("Portfolio Managers") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Aggressive Opportunities Fund. The Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Aggressive Opportunities Fund, or make investment decisions that are similar to those made for the Aggressive Opportunities Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Aggressive Opportunities Fund to Wellington. Because incentive payments are tied to revenues earned by Wellington, including performance based fees in some cases, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional.

Wellington's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington's Portfolio Managers. Although Wellington does not track the time a Portfolio Manager spends on a single portfolio, Wellington does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

      GROWTH & INCOME FUND. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Growth and Income Fund's investment professional primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Growth and Income Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Growth and Income Fund, or make investment decisions that are similar to those made for the Growth and Income Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Growth and Income Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, including performance based fees in some cases, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

BROWN

Since Brown manages all portfolios as a team, it does not feel any material conflict of interest would arise.

FMR

Neal Miller is a portfolio manager of the Growth Fund. The portfolio manager's compensation plan may give rise to potential conflicts of interest. Please see below for additional information about the portfolio manager's compensation. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

PEREGRINE

Peregrine believes there are no material conflicts that may arise in connection with our management of the Fund's investments and other accounts. All portfolios are managed on a team basis and hold the same securities in the same proportionate weightings, subject to client constraints and cash flows. We monitor performance dispersion and allocation of securities to ensure equal treatment.

TUKMAN

Tukman believes there are no material conflicts of interest between the Growth Fund and the other managed accounts. All accounts are managed under a single investment strategy. Security trades are generally allocated across all client accounts on a pro-rata basis in each client's best interest.

ARTISAN PARTNERS

Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Vantagepoint International Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

Artisan Partners' goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

VIA

In respect to the subadvised Funds of the Trust and the Money Market Fund, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust's manager-of-manager's structure. For these Funds, subadvisers (or, in the case of the Money Market Fund, the adviser of the fund in which the Money Market Fund invests) that are not related to VIA decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for the Funds. This structure serves to prevent material conflicts in connection with the management of the Funds' investments between the interests of these Funds and the interests of other accounts managed by VIA's portfolio managers or other VIA affiliates. In managing the Model Portfolio and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously-established allocations. This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund's portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders. Because the investments of the Model Portfolio and Milestone Funds are limited to shares of other Funds of the Trust, the management of the Model Portfolio and Milestone Funds does not present other material conflicts of interest with other accounts managed by VIA or its portfolio managers.

COMPENSATION OF PORTFOLIO MANAGERS

PAYDEN & RYGEL

In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.

Key personnel receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm's performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.

Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall contribution and are subjective. We believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.

STW

All STW Portfolio Managers receive a salary and a discretionary year-end bonus tied to personal performance. STW also provides a 401(k) defined contribution plan. Portfolio Managers who are Principals are eligible for an additional bonus compensation plan (phantom stock) tied to the firm's profits.

No STW employee is paid any kind of investment-performance-based incentive compensation.

MELLON

As of January 2005, Mellon Capital's portfolio managers responsible for mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation partnership program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. For active funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan are credited with a number of partnership units based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

BHMS

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all of our large cap portfolio managers are partners of the firm and receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

T. ROWE PRICE

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

SOUTHEASTERN

Portfolio manager compensation at 12/31/04 included the following: competitive salary (comparable to investment firms elsewhere); bonus based on contribution to the firm over the year. Contribution includes: how investment ideas generated by the manager performed both in price and value growth; how the other Southeastern accounts performed as measured against inflation plus 10%; how the overall firm performed.

CAPITAL GUARDIAN

Capital Guardian uses a system of multiple portfolio managers in managing the Funds' assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a Fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant Fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the International Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

The benchmarks used to measure performance of the portfolio managers for the Growth & Income Fund include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

WELLINGTON MANAGEMENT

The Aggressive Opportunities Fund pays Wellington Management a fee based on the assets under management of the Aggressive Opportunities Fund as set forth in a Management Agreement between Wellington Management and Vantagepoint Investment Advisers, LLC with respect to the Aggressive Opportunities Fund. Wellington pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Aggressive Opportunities Fund. The following information relates to the period ended December 31, 2004.

Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington's compensation of its portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other portfolio managers are determined by the portfolio manager's experience and performance in their role as a portfolio manager. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the portion of the Aggressive Opportunities Fund managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. Each portfolio manager's incentive payment relating to the Aggressive Opportunities Fund is linked to the gross pre-tax performance of the Aggressive Opportunities Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington applies similar incentive compensation structures (although the benchmark and the scales may differ) to other portfolios managed by each portfolio manager, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by each portfolio manager can, and typically does, represent a significant portion of that portfolio manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a supplement retirement plan as a partner of the firm. Mr. Rome is a partner of the firm.

      Wellington's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

                    FUND                        INCENTIVE BENCHMARK(S) / PEER GROUPS*
-------------------------------------------     -------------------------------------
Vantagepoint Aggressive Opportunities Fund      Citigroup BMI Euro Pacific<$2billion
(non-North American portion)

Vantagepoint Aggressive Opportunities Fund      S&P/CGEI BMI LT 2B
(North American portion)

The Growth & Income Fund pays Wellington Management a fee based on the assets under management of the Growth & Income Fund as set forth in a Management Agreement between Wellington Management and Vantagepoint Investment Advisers, LLC with respect to the Growth & Income Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Growth & Income Fund. The following information relates to the period ended December 31, 2004.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its portfolio managers includes a base salary and incentive components. The base salary for the portfolio manager is determined by the Managing Partners of the firm. The portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Growth & Income Fund and generally each other portfolio managed by such portfolio manager. The portfolio manager's incentive payment relating to the Growth & Income Fund is linked to the gross pre-tax performance of the Growth & Income Fund compared to the S&P 500/Barra Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark and the scales may differ) to other portfolios managed by the portfolio manager, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by the Portfolio Manager can, and typically does, represent a significant portion of that portfolio manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. As a partner of Wellington Management, Mr. Ryan is also eligible to participate in a supplement retirement plan.

BROWN

The investment professional team (after one year with the firm) earns incentive-based compensation, i.e. 100% of their compensation is a participation in the revenues of the particular service to which they devote their efforts. The level of participation (i.e. reward) is based on the President's perception of their value and contribution to the specific service where they expend their efforts. Thus, as the clients do well, everyone does well. Income is not limited or capped. As the firm's assets continue to increase through cash in-flows by existing clients, capital appreciation and/or new clients, everyone participates financially in the growth. Similarly, if assets decline, the compensation of our investment professionals would decline as well. Brown engaged McLagan Partners, compensation experts, to provide industry compensation data, which are used to determine appropriate income levels. Brown endeavors to have compensation levels, based on employees' experience and responsibilities, within the top 10% of the industry.

Beginning in 2001, all employees with two or more years of employment with the firm have the opportunity to participate in the Brown Investment Option Plan. Essentially this plan is similar to an investment partnership. Brown grants options, which equals to the actual principal allocation contributed by Brown for each employee to invest in the BCM Mutual Funds. The amount of the principal allocation is based upon an employee's tenure, position, and perceived contribution with the firm. All appreciation accrues to the benefit of the employee. In addition to building the individual net worth of Brown's employees, the investment option plan further highlights our belief that what is good for the client is good for the firm. Brown's money is invested with and alongside our client assets with respect to both the Brown retirement plan and investment option plan.

FMR

Neal Miller is a portfolio manager of the Growth Fund, and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Fund measured against the S&P 500 Index and the pre-tax investment performance of the equity assets of the Fund within the Lipper Capital Appreciation Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PEREGRINE

Peregrine has an entrepreneurial compensation plan for portfolio managers where their upside is uncapped. Each style team fully participates in the success of their product and the firm as a whole. Portfolio manager compensation consists of a competitive base salary, but is skewed heavily toward the incentive structure. The primary factor driving portfolio managers' incentives is revenue generated by their style. Revenue reflects investment performance, client retention, and asset growth, aligning the interests of portfolio managers with their clients. This style is capped at twenty-five relationships, some of which involve multiple accounts. This self-imposed constraint enables portfolio managers to be intimately involved in each relationship.

Secondarily, a portion of portfolio managers' incentives are tied to Peregrine's overall profitability. In addition, a portion of the incentive compensation is specifically tied to composite investment performance relative to the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund average over one, three, and five years. All Peregrine compensation is paid in cash. As a subsidiary of Wells Fargo, Peregrine employees may participate in benefits offered by our parent, including cash balance pension, 401(k), and deferred compensation plans.

TUKMAN

Melvin Tukman and Dan Grossman are owners of Tukman Capital Management, Inc. Their compensation consists of a fixed salary and a share of the firm-wide profits. In addition, they participate in the standard retirement benefits and health and welfare plans available to all Tukman Capital Management, Inc. employees.

ARTISAN PARTNERS

Artisan has designed a partnership participation, compensation, and management structure to attract and retain key personnel. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients.

Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

VIA

Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the oversight of specific Funds receive special incentive compensation that is directly related to the performance of the relevant Fund or Funds.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of December 31, 2004 none of the portfolio managers owned shares of Funds for which they provide portfolio management services.

PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2002, 2003 and 2004:

                                  2002             2003              2004
Money Market                   $         0      $         0      $           0
Short-Term Bond                $         0      $         0      $           0
U.S. Government Securities     $         0      $         0      $           0
Asset Allocation               $    66,114      $     6,995      $      13,000
Equity Income                  $   624,829      $   429,891      $     551,914
Growth & Income                $   675,022      $   437,587      $     448,817
Growth                         $ 4,057,406      $ 3,862,806      $   3,969,619
Aggressive Opportunities       $ 4,154,578      $ 2,253,548      $   2,178,831
International                  $   657,521      $   603,298      $     931,946
Core Bond Index                $         0      $         0      $           0
500 Stock Index                $         0      $         0      $   13,784.39
Broad Market Index             $         0      $         0      $   25,693.38
Mid/Small Company Index        $         0      $         0      $   25,652.70
Overseas Equity Index          $         0      $         0      $   15,680.78
                               -----------      -----------      -------------
Total                          $10,235,410      $ 7,594,125      $8,174,938.25

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year 2004:

Equity Income Fund                       $   84,338
Growth & Income Fund                     $   99,785
Aggressive Opportunities Fund            $  317,350
Growth Fund                              $  690,966
International Fund                       $  165,815
Total                                    $1,358,254

Fund holdings of securities of top 10 broker/dealers (or their parent) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2004:

                                                                           VALUE OF SECURITIES
                                                                              OWNED AS OF
                                                                               12/31/04
          FUND                   NAME OF BROKER/DEALER OR PARENT             (000's OMITTED)
--------------------------       -------------------------------           -------------------
Short-Term Bond                               N/A                                N/A
U.S. Government Securities                    N/A                                N/A

                                                                                     VALUE OF SECURITIES
                                                                                         OWNED AS OF
                                                                                           12/31/04
             FUND                     NAME OF BROKER/DEALER OR PARENT                  (000's OMITTED)
-----------------------------    -----------------------------------------           -------------------
Asset Allocation                 Citigroup                                                  15,502
                                 Goldman Sachs & Co.                                        16,027
                                 Bear Stearns & Co.                                          1,725
                                 Credit Suisse First Boston                                  3,383
                                 Lehman Brothers, Inc.                                       1,321
                                 Merrill Lynch Pierce Fenner & Smith, Inc.                  10,044
                                 Morgan Stanley Dean Witter & Co.                            7,442
Equity Income                    Bank of America                                            20,590
                                 Merrill Lynch Pierce Fenner & Smith, Inc.                  13,379
                                 Goldman Sachs & Co.                                        26,146
                                 Credit Suisse First Boston                                  6,676
                                 Citigroup                                                  12,727
Growth & Income                  Merrill Lynch Pierce Fenner & Smith, Inc.                  11,462
                                 Morgan Stanley Dean Witter & Co.                           12,051
                                 Goldman Sachs & Co.                                        26,096
                                 Citigroup                                                  27,776
                                 Bank of America                                            18,544
                                 Credit Suisse First Boston                                  4,408
Growth                           Bear Stearns & Co.                                          7,833
                                 Merrill Lynch Pierce Fenner & Smith, Inc.                  28,967
                                 Goldman Sachs & Co.                                       159,189
                                 Citigroup                                                  31,640
                                 Bank of America                                             9,430
                                 Morgan Stanley Dean Witter & Co.                           16,890
                                 Credit Suisse First Boston                                 14,075
Aggressive Opportunities Fund    Merrill Lynch Pierce Fenner & Smith, Inc.                  22,022
                                 Citigroup                                                   5,350
                                 Morgan Stanley Dean Witter & Co.                           12,841
                                 Credit Suisse First Boston                                 10,701
                                 Goldman Sachs & Co.                                        41,911
International                    Merrill Lynch Pierce Fenner & Smith, Inc.                   3,868
                                 Deutsche Bank Securities                                      990
                                 UBS AG                                                     11,183
                                 Goldman Sachs & Co.                                         7,361
                                 Credit Suisse First Boston                                 10,167
                                 Morgan Stanley Dean Witter & Co.                            2,255
                                 Bear Stearns & Co.                                            626
Core Bond Index                  N/A                                                           N/A
500 Stock Index                  Bear Stearns & Co.                                            775
                                 Wachovia Corp.                                              3,544
                                 Citigroup                                                   8,485
                                 Credit Suisse First Boston                                  1,347
                                 J.P. Morgan Chase & Co.                                     4,354
                                 Merrill Lynch Pierce, Fenner & Smith, Inc.                  4,521
Broad Market Index               Merrill Lynch Pierce Fenner & Smith, Inc.                   7,917
                                 Credit Suisse First Boston                                  2,760
                                 Bear Stearns & Co.                                          1,336
                                 J.P. Morgan Chase & Co.                                     6,048
                                 Bank of America                                            10,167
Mid/Small Company Index          Credit Suisse First Boston                                  1,273
                                 Bear Stearns & Co.                                            424
                                 Merrill Lynch Pierce Fenner & Smith, Inc.                   2,620
                                 Bank of America                                               853
                                 Citigroup                                                     636
Overseas Equity Index            Citigroup                                                      25
                                 Morgan Stanley Dean Witter & Co.                               60
                                 Bear Stearns & Co.                                             17

Dollar amount of transactions and related commissions for transactions directed to a broker because of research services provided for fiscal year ended December 31, 2004:

                        TOTAL DOLLAR AMOUNT OF       TOTAL COMMISSIONS PAID
       FUND                  TRANSACTIONS             ON SUCH TRANSACTIONS
------------------      ----------------------       ----------------------
Equity Income Fund
BHMS                        $    4,480,016                 $    6,795

                                   TOTAL DOLLAR AMOUNT OF       TOTAL COMMISSIONS PAID
           FUND                         TRANSACTIONS             ON SUCH TRANSACTIONS
-----------------------------      ----------------------       ----------------------
T. Rowe Price                          $   11,960,020                 $   20,617
Growth & Income Fund
Wellington                             $    4,050,562                 $    4,570
T. Rowe Price                          $    1,348,665                 $    3,900
Growth Fund
Peregrine                              $  222,073,723                 $  266,563
FMR                                    $1,349,163,497                 $2,438,030
Aggressive Opportunities Fund
Wellington                             $  15,0603,269                 $   32,329
International Fund
Artisan Partners                       $  216,530,832                 $  487,005

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by VIA and certain subadvisers in servicing all of their clients. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral.

CAPITAL STOCK AND OTHER SECURITIES

The Trust's Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.

   Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

   Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

   Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

   Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund.. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

   Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

   Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

   The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. In addition to the eligibility and conversion rights described in the Index Funds' Prospectus, other public sector employee benefit plans that utilize the EZLink platform and have average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain Individual Retirement Accounts known as "deemed (or Sidecar) IRAs," may also qualify for Class II shares as determined in accordance with the following guidelines, which may be amended by the Board of Directors from time to time:

1. Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II shares of the Index Funds:

                       AVERAGE PARTICIPANT
PLAN ASSETS                  BALANCE
-----------            -------------------
$20,000,000                    N/A

$10,000,000                  $30,000

$ 5,000,000                  $40,000

2. Plans that (a) do not require significant customization for account-based services (as those services are defined in the Index Funds' Multiple Class
   Plan) and (b) meet one or more of the following criteria, may be eligible for Class II shares of the Index Funds:

                  (i) there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds' Prospectus including the guidelines listed here within an 18-month period;

                  (ii) the plan agrees to contract terms with ICMA-RC that ensure that the Class II shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where ICMA-RC is the sole provider of retirement services;

                  (iii) the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

                  (iv) the plan has average participant account balances greater than or equal to $50,000.

PURCHASES AND REDEMPTIONS

PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

* The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*  The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*  Proceeds are to be wired to a bank account that was not pre-designated; and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All distributions are reinvested in the Fund and used to purchase additional shares.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and any shareholders subject to tax. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Directors reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxes at a maximum rate of 15%. Absent further legislation, the maximum

15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, funds advertising performance must include total return quotes calculated according to the following formula:

                          P(1+T)(n) = ERV

     Where:      P =      a hypothetical initial payment of $1,000;

                 T =      Average annual total return;
                 n =      Number of years (1, 5 or 10); and

                 ERV = Ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or Fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2004 were:

                                          1 Year (%)       Since Inception(%)
                                          ----------       ------------------
Money Market+                                 0.82                2.80
Short-Term Bond ++                            3.65                4.14
US Government Securities+                     1.77                5.21
Asset Allocation+                            10.62                3.12
Equity Income+                               14.78                7.19
Growth & Income+                              8.85                5.16
Growth+                                       3.27                2.64
Aggressive Opportunities+                    15.99                4.86
International Fund+                          15.23                3.61
Core Bond Index Class I+                      3.94                6.10
500 Stock Index Class I+                     10.49                0.67
Broad Market Index Class I+                  11.96                1.99
Mid/Small Company Index Class I+             17.86                6.91
Overseas Equity Index Class I+               19.61                2.93
Model Portfolio Savings Oriented++            5.78                4.50
Model Portfolio Conservative Growth++         6.74                3.81

Model Portfolio Traditional Growth++          7.89                2.89
Model Portfolio Long-Term Growth++            9.25                2.19
Model Portfolio All Equity Growth++          10.30                0.65

(+) Inception March 1, 1999

(++) Inception December 4, 2000

There is no performance information shown for the Milestone Funds because the Milestone Funds did not commence operations until January 3, 2005.

The total returns for Class II shares of the Index Funds for the periods ending December 31, 2004 were:

                                            1 Year       Since Inception +
                                            ------       -----------------
Core Bond Index Class II
500 Stock Index Class II                      4.22              6.40
Broad Market Index Class II                  10.60              0.10
Mid/Small Company Index Class II             12.11              1.44
Overseas Equity Index Class II               17.95              6.49
                                             20.05              2.41

(+) Inception April 5, 1999

In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                     YIELD =   [2(a-b + 1)(6) - 1] / [cd]

     Where:      a =   dividends and interest earned during the period;

                 b =   expenses accrued for the period (net of reimbursements);

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                 d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 2004 for the following Funds was:

Core Bond Fund Class I                          3.98
Core Bond Fund Class II                         4.19
US Government Securities Fund                   3.09

Short-Term Bond Fund                            2.66
Money Market                                    1.71

The annualized current yield of the Money Market and Short-Term Bond Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November 8, 2004 with respect to the Short-Term Bond Fund, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Short-Term Bond Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November 8, 2004 with respect to the Short-Term Bond Fund, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2004 for the Money Market Fund was 1.75% and 1.77%.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2004 through December 31, 2004 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                                       RETURN AFTER TAXES ON      RETURN AFTER TAXES ON DISTRIBUTIONS
         FUND                            DISTRIBUTIONS (%)            AND SALE OF FUND SHARES (%)
Short-Term Bond                                  2.88                             2.49
US Government Securities                         0.68                             1.38
Asset Allocation                                10.28                             7.27
Equity Income                                   14.60                             9.85
Growth & Income                                  8.71                             5.95
Growth                                           3.23                             2.19
Aggressive Opportunities                        15.99                            10.39
International                                   15.18                            10.35
Core Bond Index*                                 2.22                             2.60
500 Stock Index*                                10.23                             7.09
Mid/Small Company Index*                        17.69                            11.72
Broad Market Index*                             11.73                             8.02
Overseas Equity Index*                          19.39                            13.24
Savings Oriented                                 4.82                             3.81

                                    RETURN AFTER TAXES ON      RETURN AFTER TAXES ON DISTRIBUTIONS
        FUND                          DISTRIBUTIONS (%)            AND SALE OF FUND SHARES (%)
Conservative Growth                           5.91                             4.45
Traditional Growth                            7.31                             5.22
Long-Term Growth                              8.89                             6.12
All-Equity Growth                            10.22                             6.80

*Class I Shares

There is no performance information shown for the Milestone Funds because the Milestone Funds did not commence operations until January 3, 2005.

LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM & CUSTODIAN

Crowell & Moring LLP, 1001 Pennsylvania Avenue, NW, Washington, D.C. 20004, serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, serves as independent registered public accounting firm to the Funds. Deloitte & Touche LLP, 200 Berkley Street, Boston, Massachusetts, served as independent accountants from January 1, 2001 through July 2003. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, serves as custodian.

As Custodian, IBT maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended 2004, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):  Superior capacity for repayment.

P-2 (Prime-2):  Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Funds' proxy voting decisions, without charge, by checking the Funds' website at www.icmarc.org or on the SEC's website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF
JANUARY 3, 2005

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund.(34) Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

------------------------------
(34) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company (`Trust Company"), and will cast the Fund's votes in accordance with the instructions received.(35) The Trust Company owns a majority of the voting shares of each series of the Fund either directly, or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

MAINTENANCE OF PROXY VOTING RECORDS: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

      (i) a copy of these Proxy Policies, as they may be amended from time to time;

      (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

      (iii) a record of each proxy vote cast on behalf of its clients;

-----------------------------------
(35) The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

      (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

      (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

DISCLOSURE: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

            -     Provisions for dollar-weighted voting.

            -     The ability of a fund to reorganize without shareholder vote.

            - Amendments allowing a fund to issue multiple classes of shares.

            - Amendments increasing or decreasing the number of directors or trustees.

            -     Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

RULE 12b-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                                                   EFFECTIVE DATE: JULY 30, 2004

                      ARTISAN PARTNERS LIMITED PARTNERSHIP

PROXY VOTING POLICY

1.    INTRODUCTION.

      As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.    RESPONSIBILITY FOR VOTING.

      Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.    PRIMARY CONSIDERATION IN VOTING.

      When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

4.    ENGAGEMENT OF SERVICE PROVIDER.

      Artisan Partners has engaged Institutional Shareholder Services ("ISS") to
      (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.    VOTING GUIDELINES.

      A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

      B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in
            Section 3. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by

            ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

      C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

            - NO RESPONSIBILITY. IN CERTAIN CIRCUMSTANCES, A CLIENT MAY DIRECT ARTISAN PARTNERS NOT TO VOTE ON ITS BEHALF. IF SUCH A CLIENT IS AN ERISA PLAN, THE ADVISORY AGREEMENT MUST BE AMENDED EXPRESSLY TO PRECLUDE ARTISAN PARTNERS FROM VOTING.

            - LIMITED VALUE. ARTISAN PARTNERS MAY ABSTAIN FROM VOTING THE CLIENT'S PROXY IN THOSE CIRCUMSTANCES WHERE IT HAS CONCLUDED TO DO SO WOULD HAVE NO IDENTIFIABLE ECONOMIC BENEFIT TO THE CLIENT-SHAREHOLDER, SUCH AS WHEN THE SECURITY IS NO LONGER HELD IN THE CLIENT'S PORTFOLIO OR WHEN THE VALUE OF THE PORTFOLIO HOLDING IS INDETERMINABLE OR INSIGNIFICANT.

            - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

            - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.    PROXY VOTING COMMITTEE.

      Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.    ADMINISTRATION.

      A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

      B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

            - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

            - adopted a proxy voting policy that Artisan Partners is required to follow.

            Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

      C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

      D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

      E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

               Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

               Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee will conduct an independent review of the proposed vote. If a member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote.

            Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the Proxy Voting Committee shall instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that the Proxy Voting Committee has reason to believe GL is independent of the issuer in question. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event the Proxy Voting Committee has reason to believe GL is not independent of the issuer in question, the Proxy Voting Committee shall instruct the Proxy Administrator to vote proxies in accordance with the recommendations of ISS, provided that the Proxy Voting Committee has reason to believe ISS is independent of the issuer in question. If neither GL nor ISS is independent of the issuer in question, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

      F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

            - for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

                  - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                  - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

            - for all other votes (identified as discretionary items in the Guidelines):

                  - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                        In certain circumstances, ISS may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of ISS shall be followed in accordance with and subject to the guidelines set forth above.

                  - if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section 3 of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

            - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

      G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.    REVIEW OF VOTES CAST.

      Artisan Partners engages in a quarterly reconciliation process by which it compares (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. For purposes of voting reconciliation, Artisan Partners has divided its clients into four groups. In each quarter, Artisan Partners examines the voting record specific to each client within a particular group, thereby ensuring that a sampling of the voting records of all clients are reviewed at least once per year. These groups are rotated on an annual basis, such that each client's voting record is reconciled in a quarter different from the previous year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

      The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

9.    RECORDS AND REPORTS.

      A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

      B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

            1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

            2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

      C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

            1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

            2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

            3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

            4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

      D. RECORDS - RETENTION. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.   ATTACHED EXHIBITS

      Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A     Proxy Voting Guidelines

Appendix B     Proxy Voting Committee

Appendix C     Request Form for Proxy Voting Committee's Consideration of Vote

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I. BACKGROUND                                                                              15
II. GENERAL GUIDELINES                                                                     15
     A. Reliance on Information Provided by and Due Diligence of ISS                       15
     B. Non-U.S. Securities                                                                15
     C. Securities Lending                                                                 15
     D. Social and Environmental Issues                                                    15
     E. Consideration of Relevant Factors                                                  16
III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS                                            16
     A. Operational Items                                                                  16
        1.     Adjourn Meetings                                                            16
        2.     Amend Quorum Requirements                                                   16
        3.     Amend Minor Bylaws                                                          16
        4.     Change Company Name                                                         16
        5.     Change Date, Time or Location of Annual Meeting                             16
        6.     Ratify Auditors                                                             16
        7.     Authorize Board to Fix Remuneration of Auditors                             16
        8.     Confidential Voting                                                         16
        9.     Submission of Financial Statements                                          16
        10.    Cash Dividends                                                              17
        11.    Transact Other Business                                                     17
        12.    Routine Operational Items of Foreign Issuers                                17
     B. Board of Directors                                                                 17
        1.     Director Nominees in Uncontested Elections                                  17
        2.     Age Limits                                                                  17
        3.     Board Size                                                                  18
        4.     Classification/Declassification of the Board                                18
        5.     Cumulative Voting                                                           18
        6.     Director and Officer Indemnification and Liability Protection               18
        7.     Filling Vacancies                                                           18
        8.     Removal of Directors                                                        18
        9.     Stock Ownership Requirements                                                18
        10.    Term Limits                                                                 18
     C. Antitakeover Defenses and Voting Related Issues                                    18
        1.     Amend Bylaws without Shareholder Consent                                    18
        2.     Control Share Acquisition Provisions                                        18
        3.     Fair Price Provisions                                                       18
        4.     Greenmail                                                                   19
        5.     Issue Stock for Use with Rights Plan                                        19
        6.     Poison Pills (Shareholder Rights Plans)                                     19
        7.     Shareholders' Ability to Act by Written Consent                             19
        8.     Shareholders' Ability to Call Special Meetings                              19
        9.     Stakeholder Provisions                                                      19
        10.    Supermajority Vote Requirements                                             19
     D. Capital Structure                                                                  19
        1.     Adjustments to Par Value of Common Stock                                    19
        2.     Common Stock Authorization                                                  20
        3.     Dual Class Stock                                                            20
        4.     Preemptive Rights                                                           20
     E. Executive and Director Compensation                                                20
        1.     Stock Plans in Lieu of Cash                                                 20
        2.     Director Retirement Plans                                                   20
        3.     Incentive Bonus Plans and Tax Deductibility Proposals                       20

IV. DISCRETIONARY ISSUES                                                                   20
     A. Board of Directors                                                                 20
        1.     Majority of Independent Directors                                           20
        2.     Majority of Independent Committee Members                                   20
        3.     Independent Chairman (Separate Chairman/CEO)                                20
     B. Proxy Contests                                                                     21
        1.     Director Nominees in Contested Elections                                    21
        2.     Reimbursing Proxy Solicitation Expenses                                     21
     C. Mergers and Corporate Restructuring                                                21
        1.     Appraisal Rights                                                            21
        2.     Mergers and Acquisitions, Asset Purchases and Asset Sales                   21
        3.     Conversion of Securities and Corporate Reorganizations                      21
        4.     Formation of Holding Company                                                22
        5.     Going Private Transactions (LBOs and Minority Squeezeouts)                  22
        6.     Issuance of Warrants/Convertible Debentures                                 22
        7.     Joint Ventures                                                              22
        8.     Liquidations                                                                23
        9.     Private Placements                                                          23
        10.    Prepackaged Bankruptcy Plans                                                23
        11.    Recapitalization                                                            24
        12.    Spinoffs                                                                    24
     D. State or Country of Incorporation                                                  24
        1.     State Takeover Statutes                                                     24
        2.     Reincorporation Proposals                                                   24
     E. Capital Structure                                                                  24
        1.     Preferred Stock                                                             24
        2.     Reverse Stock Splits                                                        24
        3.     Share Repurchase Programs                                                   25
        4.     Stock Distributions: Splits and Dividends                                   25
        5.     Tracking Stock                                                              25
     F. Executive and Director Compensation                                                25
        1.     Compensation Plans                                                          25
        2.     Remuneration Report                                                         25
        3.     Stock Plans in Lieu of Cash                                                 25
        4.     Management Proposals Seeking Approval to Reprice Options                    25
        5.     Employee Stock Purchase Plans                                               25
        6.     Incentive Bonus Plans and Tax Deductibility Proposals                       26
        7.     Shareholder Proposals Regarding Executive and Director Pay                  26
        8.     Golden and Tin Parachutes                                                   26
     G. Bundled Proposals                                                                  26

I. BACKGROUND.

            The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

            The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

            The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

            In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II. GENERAL GUIDELINES

      A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

      B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action.

      C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

      D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

      E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

      A.    OPERATIONAL ITEMS.

            1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

            3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

            5.    CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

                  - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

                  - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

            6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

                  - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

                  - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

            7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote for the proposal to ratify the selection of those auditors.

            8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

            9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

            10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

            11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

            12. ROUTINE OPERATIONAL ITEMS OF FOREIGN ISSUERS. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

                  -     election of chairman of the annual general meeting
                        ("AGM");

                  - preparation and approval of list of shareholders entitled to vote at AGM;

                  -     approval of meeting agenda;

                  -     approval of minutes of previous AGM;

                  - acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

                  - appointment of internal statutory auditors (Japan), unless a strong affiliation between the nominee and the issuer is indicated;

                  -     approval of general meeting guidelines (Spain);

                  - grant of authorization to the board of directors to ratify and execute approved resolutions (Spain);

                  - designation of inspector or shareholder representative for approval of the minutes of the AGM; and

                  -     acknowledgment of the proper convening of the AGM;

      B.    BOARD OF DIRECTORS.

            1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees in uncontested elections, except that votes should be withheld from directors who:

                  - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%.

                  - Votes to implement or renew a dead-hand or slow-hand poison pill.

                  - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

                  - Ignored a shareholder proposal approved by a majority of the shares outstanding.

                  - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares.

            2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

            3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

            4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

            5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

            6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

                  - Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

                  - Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

            7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

            8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

            9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

            10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

      C.    ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

            1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

            2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

            3. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

                  - Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

                  -     Formula employed in determining fair price

                  - Vote needed to overcome the board's opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.

                  - Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

                  - Size of the block of shares controlled by officers, directors, and their affiliates

                  - Other takeover provisions, including state antitakeover statutes

                  -     Company history relating to premium acquisition offers

                  Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

            4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

            5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

            6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it. Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

                  -     20% or higher flip-in or flip-over

                  -     Two to three year sunset provision

                  -     No dead-hand, slow-hand or no-hand features

                  - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

            7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

            8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

            9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

            10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

      D.    CAPITAL STRUCTURE.

            1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

            2. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

            3. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

                  - It is intended for financing purposes with minimal or no dilution to current shareholders

                  - It is not designed to preserve the voting power of an insider or significant shareholder

            4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

                  -     The size of the company

                  -     The shareholder base

                  -     The liquidity of the stock

      E.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. STOCK PLANS IN LIEU OF CASH. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

            2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

            3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

IV. DISCRETIONARY ISSUES

      A.    BOARD OF DIRECTORS.

            1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

            2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

            3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

                  - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

                  -     Majority of independent directors

                  -     All independent key committees

                  - Committee chairpersons nominated by the independent directors

                  - CEO performance is reviewed annually by a committee of outside directors

                  -     Established governance guidelines

                  -     Company performance

      B.    PROXY CONTESTS.

            1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

                  - Long-term financial performance of the company relative to its industry

                  -     Strategy of the incumbents versus the dissidents

                  -     Independence of directors/nominees

                  -     Experience and skills of board candidates

                  -     Responsiveness to shareholders

                  -     Whether takeover offer has been rebuffed

            2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

      C.    MERGERS AND CORPORATE RESTRUCTURING.

            1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

            2. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

                  -     Anticipated financial and operating benefits

                  -     Offer price (cost vs. premium)

                  -     How the transaction was negotiated

                  - Changes in corporate governance and their impact on shareholder rights

            3. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Conversion price relative to market value

                  - Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

                  - Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

                  Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

            4. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

                  -     The reasons for the change

                  -     Any financial or tax benefits

                  -     Regulatory benefits

                  - Changes to the articles of incorporation or bylaws of the company

            5. GOING PRIVATE TRANSACTIONS (LBOs AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

                  -     Offer price/premium

                  - How the deal was negotiated (independent special committee and fair auction process)

                  -     Other alternatives/offers considered

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            6. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Terms of the offer

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

            7. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

                  -     Percentage of assets/business contributed

                  -     Percentage ownership

                  -     Financial and strategic benefits

                  -     Governance structure

                  -     Other alternatives

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            8. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

                  - Management's efforts to pursue other alternatives such as mergers

                  - Appraisal value of the assets (including any fairness opinions)

                  - Compensation plan for executives managing the liquidation

                  Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

            9. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

            10. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  -     Management's efforts to pursue other alternatives

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

            11. RECAPITALIZATION. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

                  -     More simplified capital structure

                  -     Enhanced liquidity

                  -     Fairness of conversion terms, including fairness opinion

                  -     Impact on voting power and dividends

                  -     Reasons for the reclassification

                  -     Other alternatives considered

            12. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

                  -     Tax and regulatory advantages

                  -     Planned use of the sale proceeds

                  - Benefits that the spinoff may have on the parent company including improved market focus

      D.    STATE OR COUNTRY OF INCORPORATION.

            1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

            2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

      E.    CAPITAL STRUCTURE.

            1. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

            2. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

            3. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

            4. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

            5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

                  -     Excessive increases in authorized capital stock

                  -     Unfair method of distribution

                  -     Diminution of voting rights

                  -     Adverse conversion features

                  -     Negative impact on stock option plans

                  -     Other alternatives such as a spinoff

      F.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                  -     Historic trading patterns

                  -     Rationale for the repricing

                  -     Option vesting period and term of the option

                  -     Exercise price

                  -     Participants

            5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

                  -     Purchase price compared to fair market value

                  -     Offering period

                  -     Potential voting power dilution

            6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

            8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

                  - The parachute should be less attractive than an ongoing employment opportunity with the firm

                  - The triggering mechanism should be beyond the control of management

      G.    BUNDLED PROPOSALS.

            VOTE BUNDLED OR "CONDITIONED" PROPOSALS ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE AGGREGATE EFFECT OF THE ITEMS.

         APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

FOR VOTES ON ISSUES OTHER THAN ROUTINE OR CORPORATE ADMINISTRATIVE ITEMS (AS DESCRIBED IN THE GUIDELINES), ARTISAN PARTNERS' PROXY VOTING POLICY REQUIRES A PROXY ADMINISTRATOR TO CONTACT THE INVESTMENT TEAM(s) WHOSE PORTFOLIO(s) HOLD THE SUBJECT SECURITY TO ASCERTAIN THE TEAM'S RECOMMENDATION WITH RESPECT TO THE VOTE. IN ADDITION, THE POLICY PERMITS PORTFOLIO MANAGERS TO SUBMIT RECOMMENDATIONS FOR PROXY VOTES FOR ITEMS NOT COVERED IN THE GUIDELINES OR THAT ARE CONTRARY TO THE GUIDELINES TO THE PROXY VOTING COMMITTEE. THE COMMITTEE IS THEN RESPONSIBLE FOR REVIEWING THE RECOMMENDATION AND DETERMINING THE VOTE TO BE CAST. THE PROXY VOTING POLICY ALSO REQUIRES THAT ALL VOTES TAKEN WITH RESPECT TO IDENTIFIED ISSUERS BE PRESENTED TO THE COMMITTEE FOR REVIEW AND DETERMINATION AS TO THE VOTES TO BE CAST. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING AN INVESTMENT TEAM'S RECOMMENDATION AND/OR A VOTE RELATING TO AN IDENTIFIED ISSUER, THE PROXY ADMINISTRATOR SHALL COMPLETE THE FORM BELOW AND PROVIDE IT TO THE ADMINISTRATIVE ASSISTANT OF THE LEGAL AND COMPLIANCE GROUP. THE ADMINISTRATIVE ASSISTANT WILL FORWARD THE FORM TO MEMBERS OF THE COMMITTEE, WHO WILL REVIEW IT IN CONNECTION WITH THEIR CONVENING A MEETING.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I. INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.    Name of issuer:

b.    Date of meeting:                  Deadline for casting vote:

c.    Investment strategy or strategies in which issuer is held:

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e.    Is issuer an Identified Issuer? [ ] Yes [ ] No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.    Name of proxy administrator:

PART II. RECOMMENDATION FROM INVESTMENT TEAM(s) (to be completed by the Proxy Administrator)

a.    Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

PART III. DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on ________________, _________

By: _____________________________, on behalf of the Committee
Print Name:

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                  PROXY VOTING

POLICY

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

ACCEPTS:

      - Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

      -     Restoration or protection of shareholders' authority.

REJECTS:

      -     Protection of management from results of mergers and acquisitions.

      - Proposals having the effect of diluting the value of the existing shares.

      -     Reduction of shareholders' power over any company actions.

      -     Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE

- BHMS's Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

- The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST

- All proxies will be voted uniformly in accordance with BHMS's policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROCEDURE

BHMS HAS ADOPTED WRITTEN PROCEDURES TO IMPLEMENT THE FIRM'S POLICY AND REVIEWS TO MONITOR AND INSURE OUR POLICY IS OBSERVED, IMPLEMENTED PROPERLY AND AMENDED OR UPDATED, AS APPROPRIATE, WHICH MAY BE SUMMARIZED AS FOLLOWS:

- BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

- ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

- The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

-     ISS verifies that every vote is received, voted and recorded.

- BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

- BHMS maintains voting records both in hard copy and via ISS database backup.

- BHMS's guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

- BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

- If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

- BHMS will maintain a record of the voting resolution of any conflict of interest.

- The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

      -     These policies and procedures and any amendments;

      -     Each proxy statement that BHMS receives;

      -     A record of each vote that BHMS casts;

      - Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

      - A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

RESPONSIBILITY

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                            BROWN CAPITAL MANAGEMENT
                               PROXY VOTING POLICY

POLICY

Brown Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by the BCM operations team and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Members of BCM's investment staff individually determine how each proxy ballot will be voted. ISS's research, analysis, and voting recommendations are used as a guideline only.

When specifically directed by a client with a separately managed account, BCM will vote as requested.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Patricia Flaherty has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Brown Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1. Voting Procedures

   The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

   BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

      - Proxies for securities held in an unsupervised portion of a client's account,

      -     Proxies that are subject to blocking restrictions,

      -     Proxies that require BCM to travel overseas in order to vote, or

      -     Proxies that are written in a language other than English.

2. Disclosure

      - Brown Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Brown Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      - Donna L. Courtney will also send a copy of this summary to all existing clients who have previously received Brown Capital Management, Inc.'s Disclosure Document; or Donna L. Courtney may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

3. Client Requests for Information

      - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Patricia Flaherty.

      - Patricia Flaherty saves the client proxy reports on the computer system and emails the reports to the appropriate PA. In response to any request the Portfolio Administrator will prepare a cover letter to be sent to the client along with the detailed proxy report on how each proxy was voted.

4. Voting Guidelines

While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

      -     Corporate Governance

            -     Election of Directors and Similar Matters

                  In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

            -     Audit Committee Approvals

                  BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

            -     Shareholder Rights

                  BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

            -     Anti-Takeover Measures, Corporate Restructurings and Similar
                  Matters

                  BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

            -     Compensation

                  -     General

                        BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                  -     Stock Option Plans

                        BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options

            -     Corporate Responsibility and Social Issues

                  BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.

                  BCM reserves the right to amend and revise this policy without notice at any time.

5. Conflicts of Interest

   The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the Subject Company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

6. Recordkeeping

Patricia Flaherty shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      1. Proxy voting policies and procedures,

      2. Proxy statements received for client securities,

      3. Records of votes cast on behalf of clients,

      4. Records of client requests for proxy voting information and written responses by BCM to such requests will be maintained in the client's correspondence folder.

      5. Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

      The Advisers consider proxy voting an important part of their management services, and as such, the Advisers seek to vote the proxies of securities held by clients in accounts for which they have proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Advisers' clients.

      1.    Fiduciary Responsibility and Long-term Shareholder Value

            The Advisers' fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the Advisers consider those factors which would affect the value of their clients' investment and act solely in the interest of, and for the exclusive purpose of providing benefits to, their clients. As required by ERISA, the Advisers vote proxies solely in the interest of the participants and beneficiaries of retirement plans and do not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

            The Advisers believe the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and the Advisers' general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

            As the management of a portfolio company is responsible for its day-to-day operations, the Advisers believe that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the Advisers vote against management on proposals where they perceive a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The Advisers also vote against management in other cases where the facts and circumstances indicate that the proposal is not in their clients' best interests.

      2.    Special Review

            From time to time the Advisers may vote a) on proxies of portfolio companies that are also clients of the Advisers or their affiliates,
            b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the Advisers or their affiliates to support a particular position. When voting these proxies, the Advisers analyze the issues on their merits and do not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of their clients. The Advisers' Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

      3.    Procedures

            a.    Proxy Review Process

            Associates in the Advisers' proxy voting department, along with compliance associates from Legal and Compliance, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

            The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

            All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of the Advisers' and their affiliates' investment committees and their activity is subject to oversight by those committees.

            The Advisers seek to vote all of their clients' proxies. In certain circumstances, the Advisers may decide not to vote a proxy because the costs of voting outweigh the benefits to their clients (e.g., when voting could lead to share blocking where the Advisers wish to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the Advisers to vote and therefore are not voted.

            b.    Proxy Voting Guidelines

            The Advisers have developed proxy voting guidelines that reflect their general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

            The Advisers' general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

            i. Corporate governance. The Advisers support strong corporate governance practices. They generally vote against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally support proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

            ii. Capital structure. The Advisers generally support increases to capital stock for legitimate financing needs. They generally do not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

            iii. Stock option compensation plans. The Advisers support the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features that undermine the connection between employee and shareholder interests generally are not supported. The Advisers consider the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the Advisers support option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

            iv. Social and corporate responsibility. The Advisers vote on these issues based on the potential impact to the value of their clients' investment in the portfolio company.

      4.    Special Review Procedures

            If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

            Clients representing 0.0025 or more of assets under investment management across all affiliates owned by CGC are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of the Advisers' clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the Advisers' and their affiliates' investment and legal groups and does not include representatives from the marketing department.

            Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

      5.    The Advisers' Proxy Voting Records

            Upon client request, the Advisers will provide reports of their proxy voting record as it relates to the securities held in the client's account(s) for which the Advisers have proxy voting authority.

      6.    Annual Assessment

            The Advisers will conduct an annual assessment of this proxy voting policy and related procedures.

                      FIDELITY FUND PROXY VOTING GUIDELINES

                         (FUNDS SUB-ADVISED BY FMR CO.)

                                   MARCH 2004

I.    General Principles

      A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

      B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

      C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

      A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

      B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

      C.    Authorization of "Blank Check" Preferred Stock.

      D.    Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.    Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

      E.    Supermajority Provisions.

      F.    Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

      H.    Transfer of authority from shareholders to directors.

      I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.  Stock Option Plans

      A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                  (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                  a. They are granted by a compensation committee composed entirely of independent directors.

                  b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                  a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                  c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

      C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

      A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

      C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

      D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

      E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.    Other Stock-Related Plans should be evaluated on a case-by-case basis:

      A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Mellon Capital
Management Corporation
Proxy Voting Policy
(Approved 08/20/2004)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                                 PAYDEN & RYGEL
                               PROXY VOTING POLICY
                            UPDATED: OCTOBER 5, 2004

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,(36) Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

            GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

      - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

      -     Vote for programs that permit an issuer to repurchase its own stock.

      - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

      - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

      -     Vote for management proposals on the retention of outside auditors.

      - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

                              CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment

--------------------------
(36) The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

      1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

      2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

                          Peregrine Capital Management
                                  PROXY VOTING

                             Policies and Procedures
                                  August, 2003

                                  PROXY VOTING
                                      3/00
                              Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

                              PROXY ADMINISTRATION
                                      8/03
                             Guidelines and Control

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts,unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.    Our internal voting position guidelines cover four types of proposals:

      a. "routine" management proposals (Exhibit "A");

      b. anti-takeover proposals (Exhibit "B");

      c. shareholder proposals (Exhibit "C"); and

      d. "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the Management Policy Group. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the Management Policy Group prior to voting. The Management Policy Group will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

                              PROXY ADMINISTRATION
                                      3/00
                Handling, Documentation, and Client Communication

1. Master Trustee is contacted in writing by Peregrine, informing them that Peregrine has been authorized to vote proxy, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge, an electronic proxy voting system, for the majority of accounts authorized to vote. A datafeed is done daily to receive meeting information (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

Upon notification of an upcoming meeting by the Proxy Edge Tickler Report, the Proxy Coordinator sets up a file for that meeting. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, mail date, and any notes. Discrepancies in shares is researched first with internal accounting and then the custodian until resolved.

3. A current list of portfolio holdings is e-mailed monthly by the Proxy Coordinator to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy file to the appropriate Portfolio Manager and sets date for the return of the proxy file, allowing enough time for the Compliance Officer's review.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients are provided reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports.

7. Clients are sent updated versions of our Proxy Voting Policies and Procedures.

                                   EXHIBIT "A"
                                      3/00
                         "Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1. Election of directors and other officers of the corporation.

2. Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4. Elimination of preemptive rights.

5. Indemnification of officers, directors, employees and agents.

6. Increasing the number of shares outstanding for ordinary business purposes.

7. Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9. Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11. Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors.

13. Automatic dividend reinvestment plans.

14. Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16. Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

                                   EXHIBIT "B"
                                      3/00
                            "Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5.    Fair-price proposals combined with supermajority rules.

6.    Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

                                   EXHIBIT "C"
                                      3/00
                              Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

                                   EXHIBIT "D"
                                      3/00
                 "Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "giveaways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1. Plans which provide for exercise prices below 85% of market value at time of grant.

2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4. Plans which give the Board the authority to establish exercise prices without preset limits.

5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

6.    Combinations of the initiatives above.

                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds' website, www.longleafpartners.com , by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

      - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board.

      - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

      -     "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

      -     Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

      -     Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

      -     Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

      -     Share Repurchase Programs.

Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

      -     Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

      -     "Blank Check" Preference Stock.

Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

      -     "Greenmail" Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

      -     Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

      -     Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

      -     Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                                       IV.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which

Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

      -     the nature of the conflict;

      -     an evaluation of the materiality of the conflict; and

      - if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds' Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

      - whether Southeastern has been solicited by the person or entity creating the conflict;

      - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

      - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

      - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

      -     copies of its proxy policies and procedures;

      - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

      - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

      - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

      - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

ADOPTED AUGUST 1, 2003

                                                                             STW

                               PROXY VOTING POLICY

STW manages only investment-grade fixed income securities, and is rarely required to vote proxies on behalf of its client bondholders. In such cases, STW votes for or against the proposition with the best interest of the affected client-bondholder being the sole consideration.

RESPONSIBLE PARTY AND THE PROXY VOTING PROCESS

After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in a way that is in the best interest of the client. STW will also, prior to voting a proxy, identify any material conflicts that might exist with respect to a given proxy. If material conflicts are identified, they will be handled in the manner described below.

MATERIAL CONFLICTS OF INTEREST

If any material conflicts are identified, STW will determine how such conflicts should be addressed and resolved and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the client's best interest.

RECORD KEEPING

STW will maintain all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process.

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-Takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

                         TUKMAN CAPITAL MANAGEMENT INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.    POLICY

Tukman Capital Management, Inc. ("TCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) either reserves the right to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, or the client (or its custodian) otherwise directs proxy materials and corporate actions to the client or a party other than TCM. TCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Melvin Tukman and Daniel Grossman, TCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TCM are voted in a timely manner and in a manner consistent with each client's best interests.

TCM currently utilizes the services of a third-party proxy voting service, Investor Responsibility Research Center ("Service"), to assist in the development of TCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TCM's Chief Financial Officer, or one of the Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Compliance Officers who may consult with other TCM personnel to determine the appropriate action on the matter.

The Service generally reviews TCM's proxy voting process by collecting the proxy voting materials, reconciling share discrepancies, tracking missing proxies and providing reporting services.

Unless a client has instructed TCM otherwise, the Compliance Officers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

      A.    Conflicts of Interest

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TCM's interests and a client's interest, including a mutual fund client, TCM will resolve such a conflict in the manner described below:

            1. Vote in Accordance with the Guidelines. To the extent that TCM has specific Guidelines with respect to the proposal in question, TCM shall vote in accordance with the Guidelines.

            2. Use an Independent Third Party. To the extent that TCM does not have specific Guidelines with respect to the proposal in question, TCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of Institutional Shareholder Services, Inc. ("ISS"), also an independent third party. Where such independent third party's recommendations are received on a timely basis, TCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, or if the Service or ISS does not issue recommendations on the vote, TCM will abstain from voting the securities held by that client's account.

      B.    Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TCM has determined that it is in the client's best interest, TCM will not vote proxies received. The following are certain circumstances where TCM will limit its role in voting proxies:

            1. Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself, it has delegated the right to vote proxies to a third party, or the client's custodian directs proxies to the client or another party, TCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TCM, it will promptly be forwarded to the client or specified third party.

            2. Terminated Account: Once a client account has been terminated with TCM in accordance with its investment advisory agreement, TCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. Limited Value: If TCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TCM may abstain from voting a client's proxies. TCM also will not vote proxies received for securities which are no longer held by the client's account.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TCM may recall the security for purposes of voting.

            5. Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, TCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TCM's Policies and Procedures by written request addressed to TCM. TCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

                                   APPENDIX A

                         Tukman Capital Management, Inc.
                         Proxy Voting Guidelines - 2005

ELECTION OF DIRECTORS (1000)
 WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF employees or affiliated directors comprise more that 50% of the board (based on relevant stock exchange definition of independence).

 WITHHOLD votes from ANY non-independent nominee on the audit committee IF 25% or more of directors serving on that committee are not independent.

 WITHHOLD votes from ANY non-independent nominee on the compensation committee IF 25% or more of directors serving on that committee are not independent.

 WITHHOLD votes from ANY non-independent nominee on the nominating committee IF 25% or more of directors serving on the committee are not independent.

 WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.

ELECT CONTESTED NOMINEE (1001) CASE BY CASE

ELECT SUBSIDIARY DIRECTOR(s) (1004) CASE BY CASE

RATIFY SELECTION OF AUDITORS (1010)
 Vote AGAINST IF the fees paid by the company for non-audit services in the prior fiscal year exceed 50% of the aggregate fees paid to the company's outside auditor.

APPROVE NAME CHANGE (1020)
 Vote FOR this proposal.

APPROVE OTHER BUSINESS (1030)
 Vote FOR this proposal.

ADJOURN MEETING (1035)
 Vote FOR this proposal.

APPROVE TECHNICAL AMENDMENTS (1040)
 Vote FOR this proposal.

APPROVE FINANCIAL STATEMENTS (1050)
 Vote FOR this proposal.

INCREASE AUTHORIZED COMMON STOCK (1100)
 Vote FOR this proposal.

DECREASE AUTHORIZED COMMON STOCK (1101)
 Vote FOR this proposal.

AMEND AUTHORIZED COMMON STOCK (1102)
 Vote FOR this proposal.

APPROVE COMMON STOCK ISSUANCE (1103)
 Vote FOR this proposal.

APPROVE WARRANTS EXERCISABLE FOR COMMON STOCK (1104)
 Vote FOR this proposal.

AUTHORIZE PREFERRED STOCK (1110)
 Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

INCREASE AUTHORIZED PREFERRED STOCK (1111)
 Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

DECREASE AUTHORIZED PREFERRED STOCK (1112)
 Vote FOR this proposal.

CANCEL SERIES OF PREFERRED STOCK (1113)
 Vote FOR this proposal.

AMEND AUTHORIZED PREFERRED STOCK (1114)
 Vote AGAINST IF the amendment would have the effect of increasing the voting rights for this stock.

APPROVE ISSUANCE/CONVERSION OF PREFERRED STOCK (1115)
 Vote AGAINST IF the shares have voting rights superior to those of other shares.

ELIMINATE PREEMPTIVE RIGHTS (1120) CASE BY CASE

RESTORE PREEMPTIVE RIGHTS (1121)
 Vote FOR this proposal.

AUTHORIZE DUAL CLASS COMMON STOCK (1130)
 Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS COMMON STOCK (1131)
 Vote FOR this proposal.

AMEND DUAL CLASS COMMON STOCK (1132)
 Vote FOR this proposal.

INCREASE AUTHORIZED DUAL CLASS COMMON STOCK (1133)
 Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE (1140)
 Vote FOR this proposal.

APPROVE STOCK SPLIT (1150)
 Vote FOR this proposal.

APPROVE REVERSE STOCK SPLIT (1151)
 Vote FOR this proposal.

APPROVE MERGER/ACQUISITIONS (1200)
 Vote FOR this proposal.

APPROVE RE-CAPITALIZATION (1209)
 Vote FOR this proposal.

APPROVE RESTRUCTURING (1210)
 Vote FOR this proposal.

APPROVE BANKRUPTCY RESTRUCTURING (1211)
 Vote FOR this proposal.

APPROVE LIQUIDATION (1212)
 Vote FOR this proposal.

APPROVE RE-INCORPORATION (1220)
 Vote FOR this proposal.

APPROVE LEVERAGED BUYOUT (1230)
 Vote FOR this proposal.

APPROVE SPIN-OFF (1240)
 Vote FOR this proposal.

APPROVE SALE OF ASSETS (1250)
 Vote FOR this proposal.

ELIMINATE CUMULATIVE VOTING (1300)
 Vote FOR this proposal.

ADOPT CUMULATIVE VOTING (1301)
 Vote AGAINST this proposal.

ADOPT DIRECTOR LIABILITY PROVISION (1310)
 Vote FOR this proposal.

AMEND DIRECTOR LIABILITY PROVISION (1311)
 Vote FOR this proposal.

ADOPT INDEMNIFICATION PROVISION (1320)
 Vote FOR this proposal.

AMEND INDEMNIFICATION PROVISION (1321)
 Vote FOR this proposal.

APPROVE BOARD SIZE (1332)
 Vote FOR this proposal.

NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)
 Vote AGAINST this proposal.

GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)
 Vote AGAINST this proposal.

REMOVAL OF DIRECTORS (1342)
 Vote FOR this proposal.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)
 Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)
 Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE CLASSIFIED BOARD (1400)
 Vote AGAINST the proposal.

AMEND CLASSIFIED BOARD (1401)
 Vote AGAINST this proposal.

REPEAL CLASSIFIED BOARD (1402)
 Vote FOR this proposal.

ADOPT POISON PILL (1410)
 Vote AGAINST this proposal.

REDEEM POISON PILL (1411)
 Vote FOR this proposal.

ELIMINATE SPECIAL MEETING (1420)
 Vote AGAINST this proposal.

LIMIT SPECIAL MEETING (1421)
 Vote AGAINST this proposal.

RESTORE SPECIAL MEETING (1422)
 Vote FOR this proposal.

ELIMINATE WRITTEN CONSENT (1430)
 Vote AGAINST this proposal.

LIMIT WRITTEN CONSENT (1431)
 Vote AGAINST this proposal.

RESTORE WRITTEN CONSENT (1432)
 Vote FOR this proposal.

ADOPT SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1440)
 Vote AGAINST this proposal.

AMEND SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1443)
 Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1444)
 Vote FOR this proposal.

ADOPT SUPERMAJORITY LOCK-IN (1445)
 Vote AGAINST this proposal.

AMEND SUPERMAJORITY LOCK-IN (1446)
 Vote AGAINST IF the amendment would establish a complete lock-in on all charter and bylaw provisions.

ELIMINATE SUPERMAJORITY LOCK-IN (1447)
 Vote FOR this proposal.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)
 Vote FOR this proposal.

ADOPT FAIR PRICE PROVISION (1460)
 Vote FOR this proposal.

AMEND FAIR PRICE PROVISION (1461)
 Vote FOR this proposal.

REPEAL FAIR PRICE PROVISION (1462)
 Vote AGAINST this proposal.

ADOPT ANTI-GREENMAIL PROVISION (1470) CASE BY CASE

ADOPT ADVANCE NOTICE REQUIREMENT (1480)
 Vote FOR this proposal.

OPT OUT OF STATE TAKEOVER LAW (1490)
 Vote AGAINST this proposal.

OPT INTO STATE TAKEOVER LAW (1491)
 Vote FOR this proposal.

ADOPT STOCK INCENTIVE PLAN (1500)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the plan allows nonqualified options to be priced at less than 100% of the fair market value.

 Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

 Vote AGAINST IF the plan administrator may grant reload stock options.

 Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

AMEND STOCK INCENTIVE PLAN (1501)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the amendment would allow options to be priced at less than 100% fair market value.

 Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.

ADD SHARES TO STOCK INCENTIVE PLAN (1502)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

 Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

 Vote AGAINST IF the plan administrator may grant reload stock options.

 Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

LIMIT PER-EMPLOYEE AWARDS (1503)
 Vote FOR this proposal.

EXTEND TERM OF STOCK INCENTIVE PLAN (1505)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

 Vote AGAINST IF the plan administrator may grant reload stock options.

 Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

ASSUME STOCK PLAN(s) (1506)
 Vote AGAINST if the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the assumed plan(s) allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the assumed plan(s) has an automatic share replenishment feature (evergreen plan).

 Vote AGAINST IF the plan administrator may grant reload stock options.

ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

 Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.

AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the amendment would allow options to be priced at less that 100% fair market value.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

 Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

 Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)
 Vote AGAINST IF the dilution represented by this proposal is more than 5% of outstanding common stock.

 Vote AGAINST IF the minimum equity overhang of all plans is more that 5% of outstanding common stock.

AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)
 Vote FOR this proposal.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)
 Vote AGAINST IF the dilution represented by this proposal is more than 5% outstanding common equity.

 Vote AGAINST IF this proposal if the dilution represented by the shares reserved under all stock purchase plans is more than 5% of outstanding common stock.

ADOPT STOCK AWARD PLAN (1530)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

AMEND STOCK AWARD PLAN (1531)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN (1532)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADOPT DIRECTOR STOCK AWARD PLAN (1540)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

AMEND DIRECTOR STOCK AWARD PLAN (1541)

 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

APPROVE ANNUAL BONUS PLAN (1560)
 Vote AGAINST IF the maximum per-employee payout is not disclosed.

 Vote AGAINST IF the performance criteria is not disclosed.

APPROVE SAVINGS PLAN (1561)
 Vote FOR this proposal.

APPROVE OPTION/STOCK AWARDS (1562)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the three-year average grant rate exceeds the 75th percentile of its peer group.

 Vote AGAINST IF the option is priced at less than 100% of the fair market value on the grant date.

ADOPT DEFERRED COMPENSATION PLAN (1563)
 Vote FOR this proposal.

APPROVE LONG-TERM BONUS PLAN (1564)
 Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

 Vote AGAINST IF the maximum per-employee payout is not disclosed.

 Vote AGAINST IF the performance criteria is not disclosed.

APPROVE EMPLOYMENT AGREEMENTS (1565)
 Vote FOR this proposal.

AMEND DEFERRED COMPENSATION PLAN (1566)
 Vote FOR this proposal.

EXCHANGE UNDERWATER OPTIONS (1570)
 Vote AGAINST this proposal.

AMEND ANNUAL BONUS PLAN (1581)
 Vote FOR this proposal.

RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582)
 Vote AGAINST IF the performance criteria is not disclosed.

AMEND LONG-TERM BONUS PLAN (1586)
 Vote FOR this proposal.

 MISC. EXECUTIVE PAY (1900) CASE BY CASE

 MISC. ANTITAKEOVER (1901) CASE BY CASE

 MISC. BOARD OF DIRECTORS (1902) CASE BY CASE

 MISC. RESTRUCTURING (1903) CASE BY CASE

 MISC. STOCK (1904) CASE BY CASE

 MISC. ROUTINE (1905) CASE BY CASE

 MISC. DIRECTOR PAY (1906) CASE BY CASE

 MISC. MANAGEMENT (1907) CASE BY CASE

 MISC. MANAGEMENT (1908) CASE BY CASE

 MISC. MANAGEMENT (1909) CASE BY CASE

SHAREHOLDER PROPOSALS

SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)
 Vote AGAINST this proposal.

SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)
 Vote AGAINST this proposal.

SP-LIMIT CONSULTING BY AUDITORS (2002)
 Vote FOR this proposal.

SP-ROTATE AUDITORS (2003)
 Vote FOR this proposal.

SP-RESTORE PREEMPTIVE RIGHTS (2010)
 Vote AGAINST this proposal.

SP-STUDY SALE OR SPIN-OFF (2030)
 Vote AGAINST this proposal.

SP-ADOPT CONFIDENTIAL VOTING (2100)
 Vote FOR this proposal.

SP-COUNTING SHAREHOLDER VOTES (2101)
 Vote AGAINST this proposal.

SP-NO DISCRETIONARY VOTING (2102)
 Vote AGAINST this proposal.

SP-EQUAL ACCESS TO THE PROXY (2110)
 Vote AGAINST this proposal.

SP-MAJORITY VOTE TO ELECT DIRECTORS (2111)
 Vote AGAINST this proposal.

SP-IMPROVE MEETING REPORTS (2120)
 Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING LOCATION (2130)
 Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING DATE (2131)
 Vote AGAINST this proposal.

SP-BOARD INCLUSIVENESS (2201)
 Vote AGAINST proposals to include more women and members of racial minorities among director candidates.

SP-INCREASE BOARD INDEPENDENCE (2202)
 Vote FOR this proposal.

SP-DIRECTOR TENURE /RETIREMENT AGE (2203)
 Vote AGAINST this proposal.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)
 Vote AGAINST this proposal.

SP-ALLOW UNION /EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)
 Vote AGAINST this proposal.

SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)
 Vote FOR this proposal.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)
 Vote FOR this proposal.

SP-CREATE NOMINATING COMMITTEE (2211)
 Vote FOR this proposal.

SP-CREATE SHAREHOLDER COMMITTEE (2212)
 Vote AGAINST this proposal.

SP-INDEPENDENT BOARD CHAIRMAN (2214)
 Vote AGAINST this proposal.

SP-LEAD DIRECTOR (2215)
 Vote AGAINST this proposal.

SP-ADOPT CUMULATIVE VOTING (2220)
 Vote AGAINST this proposal.

SP-REQUIRE NOMINEE STATEMENT IN THE PROXY (2230)
 Vote AGAINST this proposal.

SP-DOUBLE BOARD NOMINEES (2231)
 Vote AGAINST this proposal.

SP-DIRECTOR LIABILITY (2240)
 Vote AGAINST this proposal.

SP-REPEAL CLASSIFIED BOARD (2300)
 Vote FOR this proposal.

SP-REDEEM OR VOTE ON POISON PILL (2310)
 Vote FOR this proposal.

SP-ELIMINATE SUPERMAJORITY PROVISION (2320)
 Vote FOR this proposal.

SP-REDUCE SUPERMAJORITY PROVISIONS (2321)
 Vote FOR this proposal.

SP-REPEAL FAIR PRICE PROVISION (2324)
 Vote AGAINST this proposal.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)
 Vote FOR this proposal.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)
 Vote FOR this proposal.

SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)
 Vote AGAINST this proposal.

SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)
 Vote AGAINST this proposal.

SP-RE-INCORPORATION (2342)
 Vote AGAINST this proposal.

SP-ADOPT ANTI-GREENMAIL PROVISION (2350) CASE BY CASE

SP-RESTRICT EXECUTIVE COMPENSATION (2400)
 Vote AGAINST this proposal.

SP-DISCLOSE EXECUTIVE COMPENSATION (2401)
 Vote FOR this proposal.

SP-RESTRICT DIRECTOR COMPENSATION (2402)
 Vote AGAINST this proposal.

SP-CAP EXECUTIVE PAY (2403)
 Vote AGAINST this proposal.

SP-PAY DIRECTORS IN STOCK (2405)
 Vote AGAINST this proposal.

SP-APPROVE EXECUTIVE COMPENSATION (2406)
 Vote AGAINST this proposal.

SP-RESTRICT DIRECTOR PENSIONS (2407)
 Vote AGAINST this proposal.

SP-LINK EXECUTIVE PAY TO SOCIAL CRITERIA (2408)
 Vote AGAINST this proposal.

SP-NO REPRICING OF UNDERWATER OPTIONS (2409)
 Vote FOR this proposal.

SP-GOLDEN PARACHUTES (2414)
 Vote FOR this proposal.

SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

 Vote AGAINST this proposal.

SP-EXPENSE STOCK OPTIONS (2416)
 Vote FOR this proposal.

SP-PENSION FUND SURPLUS (2417)
 Vote FOR this proposal.

SP-APPROVE EXTRA BENEFITS UNDER SERP'S (2418)
 Vote AGAINST this proposal.

SP-REQUIRE OPTION SHARES TO BE HELD (2419)
 Vote AGAINST this proposal.

SP-CREATE COMPENSATION COMMITTEE (2420)
 Vote FOR this proposal.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)
 Vote AGAINST this proposal.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)
 Vote FOR this proposal.

SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)
 Vote FOR this proposal.

SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)
 Vote FOR this proposal.

 SP-MISC. BOARD RELATED (2900) CASE BY CASE

 SP-MISC. EXECUTIVE PAY (2901) CASE BY CASE

 SP-MISC. ANTITAKEOVER (2902) CASE BY CASE

 SP-MISC. MEETING (2903) CASE BY CASE

 SP-MISC. ROUTINE (2904) CASE BY CASE

 SP-MISC. DIRECTOR PAY (2905) CASE BY CASE

 SP-MISC. SHAREHOLDER (2906) CASE BY CASE

 SP-MISC. SHAREHOLDER (2907) CASE BY CASE

 SP-MISC. SHAREHOLDER (2908) CASE BY CASE

 SP-MISC. SHAREHOLDER (2908) CASE BY CASE

 SP-MISC. SHAREHOLDER (2909) CASE BY CASE

 SOCIAL ISSUES PROPOSALS

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)
 Vote AGAINST IF the company does not operate in countries of concern.

SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)
 Vote AGAINST IF the proposal calls for action beyond reporting.

SP-BURMA-LIMIT OR END OPERATIONS (3030)
 Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

SP-BURMA-REVIEW OPERATIONS (3031)
 Vote FOR this proposal.

SP-CHINA-NO USE OF FORCED LABOR (3040)
 Vote FOR this proposal.

SP-CHINA -ADOPT CODE OF CONDUCT (3041)
 Vote AGAINST IF the company has de minimus operations involving China.

SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)
 Vote AGAINST this proposal.

SP-REVIEW ECONOMIC CONVERSION (3110)
 Vote AGAINST this proposal.

SP-REVIEW SPACE WEAPONS (3120)
 Vote AGAINST this proposal.

SP-REVIEW FOREIGN MILITARY SALES (3130)
 Vote AGAINST this proposal.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)
 Vote AGAINST this proposal.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)
 Vote FOR this proposal.

SP-REVIEW CHARITABLE GIVING POLICY (3210)
 Vote AGAINST this proposal.

SP-LIMIT OR END CHARITABLE GIVING (3215)
 Vote AGAINST IF the company's giving is well-managed or the proposal would end all giving.

SP-REVIEW POLITICAL SPENDING OR LOBBYING (3220)
 Vote AGAINST this proposal.

SP-LIMIT OR END POLITICAL SPENDING (3221)
 Vote AGAINST this proposal.

SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)
 Vote AGAINST this proposal.

SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)
 Vote AGAINST this proposal.

SP-REVIEW TOBACCO MARKETING (3300)
 Vote AGAINST this proposal.

SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)
 Vote AGAINST this proposal.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)
 Vote AGAINST IF the proposal concerns research or changes to product ingredients.

SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)
 Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

 Vote AGAINST IF the proposal calls for action beyond reporting.

SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)
 Vote AGAINST this proposal.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)
 Vote AGAINST this proposal.

SP-REVIEW NUCLEAR FACILITY/WASTE (3400)
 Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW ENERGY EFFICIENCY & RENEWABLE (3410)
 Vote AGAINST IF the proposal asks for more than a report.

SP-ENDORSE THE CERES PRINCIPLES (3420)
 Vote AGAINST this proposal.

SP-CONTROL GENERATION OF POLLUTANTS (3422)
 Vote AGAINST this proposal.

SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)
 Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)
 Vote AGAINST this proposal.

SP-REVIEW OR CURB BIOENGINEERING (3430)
 Vote AGAINST this proposal.

SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)
 Vote AGAINST this proposal.

SP-REVIEW DEVELOPING COUNTRY DEBT (3500)
 Vote AGAINST this proposal.

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)
 Vote AGAINST this proposal.

SP-REVIEW FAIR LENDING POLICY (3520)
 Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW JOB CUTS OR RELOCATIONS (3600)
 Vote AGAINST this proposal.

SP-REPORT ON EEO (3610)
 Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)
 Vote AGAINST this proposal.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)
 Vote AGAINST this proposal.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)
 Vote AGAINST this proposal.

SP-ADOPT STANDARDS FOR MEXICAN OPERATIONS (3622)
 Vote AGAINST this proposal.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)
 Vote AGAINST this proposal.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)
 Vote AGAINST this proposal.

SP-REVIEW GLOBAL LABOR PRACTICES (3680)
 Vote AGAINST this proposal.

SP-MONITOR/ADOPT ILO CONVENTIONS (3681)
 Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-REPORT ON SUSTAINABILITY (3700)
 Vote AGAINST this proposal.

SP-MISC. HUMAN/POLITICAL RIGHT PROPOSAL (3900) CASE BY CASE

SP-MISC. MILITARY PROPOSAL (3901) CASE BY CASE

SP-MISC. POLITICAL/CHARITABLE DONATION (3902) CASE BY CASE

SP-MISC. HEALTH/ANIMAL PROPOSAL (3903) CASE BY CASE

SP-MISC. ENERGY/ENVIRONMENT PROPOSAL (3904) CASE BY CASE

SP-MISC. BANKING PROPOSAL (3905) CASE BY CASE

SP-MISC. WORKPLACE PROPOSAL (3906) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3907) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3908) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3909) CASE BY CASE

                        Wellington Management Company LLP
                       Description of Proxy Voting Policy

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

      1 Takes responsibility for voting client proxies only upon a client's written request.

      2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

      3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

      4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

      5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

      6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

      7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

      8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

      9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

      - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

      - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

      - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                                    EXHIBIT A

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES  COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                   -   Election of Directors:                                   For
                   -   Repeal Classified Board (SP):                            For
                   -   Adopt Director Tenure/Retirement Age (SP):               Against
                   -   Minimum Stock Ownership by Directors (SP):               Case-by-Case
                   -   Adopt Director & Officer Indemnification:                For
                   -   Allow Special Interest Representation to Board (SP):     Against
                   -   Require Board Independence (SP):                         For
                   -   Require Board Committees to be Independent (SP):         For
                   -   Require a Separation of Chair and CEO or Require a
                       Lead Director (SP):                                      Case-by-Case
                   -   Boards not Amending Policies That are Supported
                       by a Majority of Shareholders:                           Withhold vote*
                       *on all Directors seeking election the following year
                   -   Approve Directors' Fees:                                 For
                   -   Approve Bonuses for Retiring Directors:                  For
                   -   Elect Supervisory Board/Corporate Assembly:              For

                   MANAGEMENT COMPENSATION

                   -   Adopt/Amend Stock Option Plans:                          Case-by-Case
                   -   Adopt/Amend Employee Stock Purchase Plans:               For
                   -   Eliminate Golden Parachutes (SP):                        For
                   -   Expense Future Stock Options (SP):                       For
                   -   Shareholder Approval of All Stock Option Plans (SP):     For
                   -   Shareholder Approval of Future Severance Agreements
                       Covering Senior Executives (SP):                         For
                   -   Recommend Senior Executives Own and Hold Company
                       Stock, not Including Options (SP):                       For
                   -   Disclose All Executive Compensation (SP):                For

                   REPORTING OF RESULTS

                   -   Approve Financial Statements:                            For
                   -   Set Dividends and Allocate Profits:                      For


                   -   Limit Non-Audit Services Provided by Auditors (SP):      For
                   -   Ratify Selection of Auditors and Set Their Fees:         For
                   -   Elect Statutory Auditors:                                For

                   SHAREHOLDER VOTING RIGHTS

                   -   Adopt Cumulative Voting (SP):                            Against
                   -   Redeem or Vote on Poison Pill (SP):                      For
                   -   Authorize Blank Check Preferred Stock:                   Against
                   -   Eliminate Right to Call a Special Meeting:               Against
                   -   Increase Supermajority Vote Requirement:                 Against
                   -   Adopt Anti-Greenmail Provision:                          For
                   -   Restore Preemptive Rights:                               Case-by-Case
                   -   Adopt Confidential Voting (SP):                          For
                   -   Approve Unequal Voting Rights:                           Against
                   -   Remove Right to Act by Written Consent:                  Against
                   -   Approve Binding Shareholder Proposals:                   Case-by-Case

                   CAPITAL STRUCTURE

                   -   Increase Authorized Common Stock:                        Case-by-Case
                   -   Approve Merger or Acquisition:                           Case-by-Case
                   -   Approve Technical Amendments to Charter:                 Case-by-Case
                   -   Opt Out of State Takeover Statutes:                      For
                   -   Consider Non-Financial Effects of Mergers:               Against
                   -   Authorize Share Repurchase:                              For
                   -   Authorize Trade in Company Stock:                        For
                   -   Issue Debt Instruments:                                  For

                   SOCIAL ISSUES

                   -   Endorse the Ceres Principles (SP):                       Case-by-Case
                   -   Disclose Political and PAC Gifts (SP):                   For
                   -   Require Adoption of International Labor Organization's
                       Fair Labor Principles (SP):                              Case-by-Case

                   MISCELLANEOUS

                   -   Approve Other Business:                                  Abstain
                   -   Approve Reincorporation:                                 Case-by-Case